UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

IBERIABANK CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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March 30, 2010

To Our Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of IBERIABANK Corporation to be held at the Windsor Court Hotel (La Chinoiserie – 23rd Floor), 300 Gravier Street, New Orleans, Louisiana, on Tuesday, May 4, 2010 at 10:00 a.m., Central Time (the “Meeting”).

The matters to be considered by shareholders at the Meeting are described in the accompanying materials. Also enclosed is an Annual Report to Shareholders for 2009. Directors and officers of the Company, as well as representatives of the Company’s independent registered public accounting firm, will be present to respond to any questions shareholders may have.

The Board of Directors welcomes and appreciates the interest of all our shareholders in the Company’s affairs, and encourages those entitled to vote at this Annual Meeting to take the time to do so. We hope you will attend the Meeting. Whether or not you expect to be personally present, please vote your shares by signing, dating and promptly returning the enclosed proxy card in the accompanying postage-paid envelope, by telephone using the toll-free telephone number printed on the proxy card, or by voting on the Internet using the instructions printed on the proxy card. This will assure that your shares are represented at the Meeting.

Even though you execute this proxy, vote by telephone or via the Internet, you may revoke your proxy at any time before it is exercised by giving written notice of revocation to the Secretary of the Company, by executing and delivering a later-dated proxy (either in writing, telephonically or via the Internet) or by voting in person at the Meeting. If you attend the Meeting, you will be able to vote in person if you wish to do so, even if you have previously returned your proxy card, voted by telephone or via the Internet.

Your vote is important to us. We appreciate your prompt attention to this matter, and your continued support of, and interest in IBERIABANK Corporation.

Sincerely,

Daryl G. Byrd
President and Chief Executive Officer

Phone 337-521-4012 • FAX 337-521-4021 • 200 West Congress Street • Post Office Box 52747 • Lafayette, LA 70505-2747

IBERIABANK CORPORATION

200 West Congress Street

Lafayette, Louisiana 70501

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 4, 2010

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of IBERIABANK Corporation will be held at the Windsor Court Hotel (La Chinoiserie – 23rd Floor), 300 Gravier Street, New Orleans, Louisiana, on Tuesday, May 4, 2010 at 10:00 a.m., Central Time (the “Meeting”), for the purpose of considering and acting on the following:

1.	election of three directors for three-year terms expiring in 2013;

2.	ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010;

3.	such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on March 17, 2010 are entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof.

By Order of the Board of Directors

George J. Becker III
Secretary

Lafayette, Louisiana

March 30, 2010

Important Notice Regarding the Availability of Proxy Materials for the

2010 Annual Meeting of Shareholders to be held on May 4, 2010

This Notice and Proxy Statement, the Company’s 2009 Annual Report to Shareholders and the

Company’s Annual Report on Form 10-K for the year ended December 31, 2009 are available electronically at http://www.iberiabank.com/pdf/proxy2010.pdf

Whether or not you expect to attend the Meeting, please vote by Internet, or telephone, or complete the enclosed proxy and return promptly in the envelope provided. If you vote by Internet or telephone, use the instructions on the enclosed proxy card. If you attend the Meeting, you may vote either in person or by proxy. Any proxy previously executed may be revoked by you in writing or in person at any time prior to its exercise.

IBERIABANK CORPORATION

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

MAY 4, 2010

This proxy statement is being furnished to our shareholders in connection with the solicitation of proxies by the Board of Directors for use at the 2010 Annual Meeting of Shareholders to be held on May 4, 2010, and at any adjournments or postponements thereof.

Your proxy will be voted in the manner you specify if you vote properly and timely by the Internet or telephone, or if you complete and return the enclosed proxy card. You may revoke your proxy by notifying our Secretary in writing, by delivering a properly executed proxy of later date (either in writing, telephonically or via the Internet) to the Secretary at or before the meeting, or by voting in person at the meeting.

This proxy statement was mailed to each shareholder of record at the voting record date, on or about March 30, 2010.

VOTING

The presence, in person or by proxy, of the holders of a majority of our total voting power will constitute a quorum at the meeting. Only shareholders of record at the close of business on March 17, 2010, are entitled to notice of, and to vote at, the meeting. On that date, 26,741,066 shares of common stock, par value $1.00 per share, were outstanding.

Directors are elected by a plurality of the votes cast (Proposal I). The affirmative vote of a majority of the votes actually cast is required to ratify the appointment of the independent registered public accounting firm (Proposal II).

Shareholders may vote “FOR” or “WITHHOLD” authority to vote for each nominee for the Board of Directors (Proposal I). If you withhold authority to vote with respect to any nominee, your shares will be counted for purposes of establishing a quorum, but will have no effect on the election of that nominee. Shareholders may vote “FOR”, “AGAINST”, or “ABSTAIN” on Proposal II to ratify the appointment of the independent registered public accounting firm. If you abstain from voting on Proposal II, your shares will be counted as present for purposes of establishing a quorum, but will not be counted as a vote cast for this proposal.

If you just sign and submit your proxy card without voting instructions, your shares will be counted for purposes of establishing a quorum, and will be voted “FOR” each director nominee and “FOR” Proposal II.

A broker “non-vote” occurs when your broker submits a proxy for your shares but does not indicate a vote for a particular proposal because the broker does not have discretionary authority to vote and has not received specific instructions from you. Under the rules of the New York Stock Exchange, if your broker holds shares in your name and delivers this proxy statement to you, the broker generally has authority to vote the shares on “routine” matters. Proposal I is a matter we believe will be considered “non-routine”; the broker is not entitled to vote your shares without instructions. Proposal II is a matter we believe will be considered “routine”; even if the broker does not receive instructions from you, the broker is entitled to vote your shares in connection with the proposal.

The form of proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve. It also confers discretionary authority with respect to matters incident to the conduct of the meeting and with respect to any other matter presented to the meeting if notice of such matter has not been delivered to us in accordance with our Articles of

Incorporation. Except for procedural matters incident to the conduct of the meeting, we do not know of any other matters that are to come before the meeting. If any other matters are properly brought before the meeting as to which proxies in the accompanying form confer discretionary authority, the persons named in the accompanying proxy will vote the shares represented by such proxies on such matters as determined by a majority of the Board of Directors.

Each share of common stock is entitled to one vote. Shares may not be voted at the meeting unless the record owner is present or represented by proxy. A shareholder can be represented through the return of a physical proxy or by utilizing Internet or telephone voting procedures. These procedures are designed to authenticate shareholders by use of a control number and allow shareholders to confirm that their instructions have been properly recorded. The method by which you vote will in no way limit your right to vote at the meeting, if you later decide to attend and vote in person.

Participants in our Retirement Savings Plan will receive a proxy card for the common stock owned through this plan. Award recipients in the Recognition and Retention Plan also will receive a proxy card for the unvested portion of shares held in this plan. These proxy cards will serve as voting instruction cards for the plan trustees.

The expense of preparing, printing and mailing this proxy statement and the proxies solicited hereby will be borne by us. Georgeson, Inc. will assist in the solicitation of proxies. We will pay Georgeson a fee of approximately $6,000, plus reimbursement of certain out-of-pocket expenses, and will indemnify Georgeson against any losses arising out of Georgeson’s proxy solicitation services on our behalf. Additional solicitations may be made by telephone, facsimile or other contact by certain of our directors, officers, other regular employees or agents, none of whom will receive additional compensation for their proxy solicitation efforts. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses for forwarding material to the beneficial owners of shares held of record by others.

PROPOSAL I - ELECTION OF DIRECTORS

Directors and Nominees

Our Articles of Incorporation provide that the Board of Directors will be divided into three classes as nearly equal in number as possible, with each class elected by the shareholders for staggered three-year terms. At the meeting, shareholders will be asked to elect one class of directors, consisting of three directors, for three-year terms expiring in 2013. The nominees of the Nominating and Corporate Governance Committee of the Board of Directors are currently directors and have not been nominated pursuant to any other arrangement or understanding with any person. Shareholders are not entitled to cumulate their votes for the election of directors.

Our Bylaws currently provide for a Board of nine persons. The eligibility age limit under our Bylaws for the nomination and election of directors is 73 years.

Unless otherwise directed, each proxy executed and returned by a shareholder will be voted “FOR” the election of the three nominees listed below. In the unanticipated event that any nominee is unable or unwilling to stand for election at the time of the meeting, the Bylaws provide that the number of authorized directors will be automatically reduced by the number of such nominees unless the Board determines otherwise, in which case proxies will be voted for any replacement nominee or nominees recommended by the Nominating and Corporate Governance Committee.

Consistent with our Corporate Governance Guidelines, the Nominating and Corporate Governance Committees seeks to nominate candidates with diverse experiences and perspectives and who have both the ability to contribute to some or various aspects of our business and a willingness to make the significant commitment of time and effort required of our directors. Community involvement and leadership are important criteria for our Board members. Each of the nominees listed below possess these attributes.

Nominees For Terms To Expire in 2013

Elaine D. Abell

•	Resides in Lafayette, LA

•	Director Since 1993

•	67 Years of Age

•	Independent

•	Committees: Risk Management and Nominating and Corporate Governance

Abell is a professional attorney and the President of the Board of Directors for Fountain Memorial Funeral Home and Cemetery.

She is very engaged in the community, where she currently serves on the Board of Directors for the Community Foundation of Acadiana (Chairman), Women’s Foundation of Acadiana, Citizens Advisory Committee of the Metropolitan Planning Organization, Lafayette Metropolitan Expressway Commission (Vice Chairman) and the LSU Research and Technology Foundation.

She is Past Chairman and former member of the Louisiana State University Board of Supervisors and Louisiana State Mineral Board. Abell served on the Executive Committee of the Commission on Colleges (Southern Association of Colleges and Schools) and worked on Governor Elect Mike Foster’s Transition Team for the Department of Natural Resources. She also served on the Council for a Better Louisiana Board, and the Academy of the Sacred Heart Board of Trustees, and is a Leadership Louisiana Member and a founding Board Member of Women’s and Children’s Hospital of Acadiana. She has been on the Junior League of Lafayette Board, Volunteer Center of Lafayette Board and was Past President of Southwest Louisiana Educational and Referral Center. Abell has worked extensively with the Greater Lafayette Chamber of Commerce Board where she served on the Executive Committee.

Abell has also been active on committees serving the Lafayette Volunteer Lawyers, National Alumni Board of the Paul M Hebert Law Center at LSU, LSU Law Alumni Association and numerous other LSU committees and councils. Her honors include induction into the Louisiana State University Alumni Association’s Hall of Distinction in 1997, Women Who Mean Business (Times of Acadiana) in 2006, and recipient of the Leah Hipple McKay Memorial Award for Outstanding Volunteerism presented by the Louisiana State Bar Association in 2007.

William H. Fenstermaker

•	Resides Lafayette, LA

•	Director Since 1990

•	61 Years of Age

•	Independent

•	Committees: Nominating and Corporate Governance (Chairman) and Compensation

Fenstermaker is Chairman of the Board of IBERIABANK Corporation, IBERIABANK and IBERIABANK fsb.

Fenstermaker is Chairman and Chief Executive Officer of C.H. Fenstermaker and Associates, Inc., a surveying, mapping, engineering and environmental consulting company that has been serving the oil and gas industry for over 60 years. The company is headquartered in Lafayette, Louisiana, with offices in Houston, Texas, and New Orleans, Shreveport, and Baton Rouge, Louisiana. The geographical coverage of his company gives him additional insight and connectivity into the communities IBERIABANK also serves. Fenstermaker’s experience in the energy industry also provides IBERIABANK additional depth in a segment that we have targeted as a growth opportunity.

Fenstermaker is not only recognized as a leader in his field, but a leader in the state of Louisiana. Fenstermaker is a member of the World Presidents Organization, Chief Executives Organization, Committee of 100 for the State of Louisiana and the Phi Kappa Phi Honor Society. He serves on the Board of Trustees (and is the Immediate Past Chairman) of Lafayette General Medical Center, the largest full-service medical facility serving the Acadiana region. Fenstermaker also sits on the Board and is Past Chairman of the Louisiana Association of Business & Industry, Board of Trustees and Vice President of the University of Louisiana Lafayette Foundation, Board of Directors and Past Chairman of the University of Louisiana Executive Advisory Council, Advisory Board of the Louisiana Geographical Survey, the Board of Directors and Past Chairman of the Louisiana Oil & Gas Association and Chairman of the Board of Trustees of Blueprint Louisiana. The extensive list of the key roles he has played with local non-profit, civic and business organizations is also indicative of his commitment to the Lafayette community. His honors include The Boy Scouts of American Distinguished Citizen Award in 2001 and the Business Person of the Year (Times of Acadiana) in 1998. He also received an Honorary Doctorate of Science Degree from the University of Louisiana Lafayette in 2003.

O. Miles Pollard Jr.

•	Resides in Baton Rouge, LA

•	Director Since 2003

•	72 Years of Age

•	Independent

•	Committees: Nominating and Corporate Governance, Audit and Compensation

Pollard is the President of Pollard Estates Development Corporation, a real estate development corporation headquartered in Baton Rouge, Louisiana. Pollard has an extensive mortgage banking and insurance background and has been involved in real estate investments for over 50 years. He previously served as Vice President of O.M. Pollard Corporation (real estate development); Past President and Director of Pollard Insurance Agency, Inc.; and Executive Vice President and co-owner of Troy-Nichols, Inc. (mortgage banking and insurance). He was also co-owner of PACT Capital in Monroe, Louisiana and served as a Director of Coca-Cola Bottling Company West., Inc., in Atlanta, Georgia. Pollard’s prior board experience with publicly traded companies includes First Commerce Corporation (Executive and Audit Committees); City National Bank (Executive and Loan Review Committees); John I. Jacob Shipping Company of London, England; United Companies of Baton Rouge, Louisiana (Executive, Audit and Compensation Committees); Palomar Financial of Monroe, Louisiana (Executive Committee); and Kimbrough Mortgage Company of Jackson, Mississippi (Executive Committee).

Pollard is Treasurer for the Board of Trustees of the Burden Foundation in Baton Rouge, Louisiana. He also serves as Emeritus Board Member and Past Chairman of the Board and Treasurer for Longue Vue House and Gardens in New Orleans, LA. He has served on the Board of Trustees of Avon Old Farms in Avon, Connecticut, Honorary Chairman for Ursuline Academy Capital Campaign (New Orleans, Louisiana) and on the Board of Directors for Episcopal High School, Baton Rouge, Louisiana. He attended Louisiana State University.

Directors Whose Terms Expire in 2011

Harry V. Barton, Jr.

•	Resides in Lafayette, LA

•	Director Since 1993

•	55 Years of Age

•	Independent

•	Committees: Audit (Chairman) and Nominating and Corporate Governance

Barton is the owner of Barton Advisory Services, LLC and Harry V. Barton CPA, LLC where he is a Registered Investment Advisor and Certified Public Accountant. In 2009, he earned the AICPA designation of Personal Financial Specialist. Barton has over 30 years of experience in the accounting industry. His expertise in the industry includes audit, review and compilation of financial statements, as well as the preparation of individual and corporate tax returns and tax planning for business and high net worth clients. He is also experienced in consulting and advising on business mergers and acquisitions.

A native of Baton Rouge, Louisiana, Barton is a graduate of the University of Louisiana at Lafayette where he earned his Bachelor of Science in Business Administration. He is a Member of the American Institute of Certified Public Accountants, Personal Financial Planning Section, Tax Section, State Society of Louisiana CPAs and the Greater Lafayette Chamber of Commerce. He has been a member of the State Society of Louisiana CPAs Business Consulting and Personal Financial Planning Committees and served on the Board of the Lafayette General Hospital Membership Corporation. He has also served as past Chairman of the Community Foundation of Acadiana – Professional Advisors Sub-Committee.

E. Stewart Shea III

•	Resides in New Iberia, LA

•	Director Since 1990

•	58 Years of Age

•	Independent

•	Committees: Compensation (Chairman) and Nominating and Corporate Governance

Shea is Managing Director of The Bayou Holding Company, LLC. The Bayou Company is a 65-year-old business, which was fourth generation family owned and operated business until the companies were sold in February 2009 to a publicly traded company. The company provides various services to the domestic and international oil and gas pipeline industry and is headquartered at the Port of Iberia in New Iberia, Louisiana. The Bayou Coating, LLC, a company headquartered in Baker, Louisiana which specializes in the application of external corrosion and internal flow assurance coatings to the domestic and international oil and gas pipeline markets. The Commercial Coating Services International business, based on Conroe, Texas, offers custom coating, field applied girth weld services, lubricity coatings for the expanded tubular market, and internal corrosion coating services for pipelines. Shea has been involved with the INGAA (Interstate Natural Gas Association of America). Shea’s experience in the oil and gas pipeline industry gives him additional insight and connectivity into the communities and industries we also serve.

Shea has served on the IBERIABANK Board of Directors since 1990 and currently serves as Vice-Chairman of the Board, Chairman of the Compensation Committee and Co-Chairman of IBERIABANK’s New Iberia Advisory Board. He earned a Bachelor of Science degree in construction technology and his Masters in Business Administration from Louisiana State University. Shea is dedicated to the New Iberia and Acadiana communities where he is past Chairman of the Interstate Natural Gas Association of America (INGAA), The Iberia Industrial Development Foundation (IDF) and the Port of Iberia Business Association. He currently serves on the Board of Directors of the Community Foundation of Acadiana. He has served as Past Board Member of Epiphany Day School, Catholic High School and also served as Past Section Leader for the United Way.

David H. Welch

•	Resides in Lafayette, LA

•	Director Since 1990

•	61 Years of Age

•	Independent

•	Committees: Risk Management (Chairman), Nominating and Corporate Governance, Audit and Compensation

Welch is President and Chief Executive Officer of Stone Energy Corporation. He joined Stone Energy in mid- 2004 and has repositioned the company for long-term growth in the Deepwater Gulf of Mexico and the Marcellus Shale resource play in Appalachia, in addition to its historical position on the GOM Shelf. In 2008, Stone Energy completed a merger with Bois d’Arc Energy increasing the size of the company by 50%. Stone Energy now has an extensive prospect inventory in the Gulf of Mexico owning 188 shelf blocks, 64 deepwater blocks and over 30,000 net acres in Appalachia. Prior to joining Stone Energy, Welch was Senior Vice President of BP America, Inc. (2003- 2004) and prior to that an executive with Amoco. His expertise in the energy industry provides us with insight into this opportunistic field.

Welch studied petroleum engineering at Louisiana State University and Colorado School of Mines, economics and chemical engineering at Tulane, and business at Harvard. He completed a doctoral dissertation entitled “World Oil Market Economics,” and also attended executive development programs at Stanford and Cambridge Universities. An expert in the professional industry he serves, Welch serves as a Director of Stone Energy Corporation, chairman of the Offshore Energy Center, an executive director of the National Ocean Industries Association, a trustee of the Nature Conservancy and a director of Louisiana Association of Business and Industry. He is also committed to his local community where he serves as chairman of the Greater Lafayette Chamber of Commerce and as Chief of Philanthropy on the executive committee of the United Way of Acadiana.

Directors Whose Terms Expire in 2012

Ernest P. Breaux, Jr.

•	Resides in: New Iberia, LA

•	Director Since 1999

•	65 Years of Age

•	Independent

•	Committees: Risk Management and Nominating and Corporate Governance

Breaux has been the Chairman and Chief Executive Officer of Ernest P. Breaux Electrical, Inc., an electrical contracting company, since 2004. The company, headquartered in New Iberia, Louisiana, specializes in all fields of electrical instruction. The company’s geographical coverage includes Louisiana, Texas, Mississippi, Alabama, Florida, Arkansas, Oklahoma, Tennessee, Colorado and Mexico. Breaux’s knowledge in the industry serves him well as the primary liaison between the directors, shareholders and the President. Breaux is also Chairman and Chief Executive Office of Equipment Tool Rental & Supply, Inc., Iberia Investment Group, LLC, and Iberia Investments Land Holdings, LLC.

A native of New Iberia, Louisiana, Breaux is heavily involved in the electrical industry and within the communities he serves. He is an active member of the Institute of Electrical & Electronic Engineers, Louisiana Engineering Society (Registered Engineer), Associated Builders and Contractors (Past President) and the Iberia Industrial Development Foundation (Past Chairman). He is also a past member of the National Joint Apprenticeship Training Committee, Education Industry & Business Council (Past Co-Chairman), State of Louisiana Licensing Board for Contractors, State of Louisiana Work Force Development (Under Governor Mike Foster) and the Vision 2000 Commission (City of New Iberia, Louisiana).

His honors include the Patterson Award as Outstanding Electrical Apprentice of Southwest Chapter of NECA (NJATC) in 1967, Merit Shop Man of the Year (Associated Builders and Contractors) in 1992, the Integrity Award (Lafayette Better Business Bureau) in 1997, Outstanding Service as Chairman of Education, Industry and Business (Iberia Industrial Development Foundation) in 2001, Beam Club Award Recipient (ABC) in 2002 and the A.B. Paterson Medal for an Engineer in Management in 2005.

From 2001-2004, Breaux was Regional Operating Officer for Regions 1, 4 and Gulf Plains of Integrated Electrical Services, Inc. (“IES”). In August 2007, the Securities and Exchange Commission (“SEC”) filed a complaint in the Southern District of Texas, Houston Division, against IES and certain of its former officers and employees, including Breaux. The complaint alleged that the former officers and employees aided and abetted IES’ violations of Sections 13(a) and 13(b) (2)(A) of the Securities Exchange Act of 1934 and Rules 12b-20, 13a-1, and 13a-13 thereunder. On August 30, 2007, Breaux, without admitting or denying the alleged disclosure and accounting violations, agreed to settle the SEC’s action by consenting to a permanent injunction against future violations.

Daryl G. Byrd

•	Resides in Lafayette, LA

•	Director Since 1999

•	55 Years of Age

•	Not Independent

Byrd is President and Chief Executive Officer of IBERIABANK Corporation, IBERIABANK and IBERIABANK fsb. He serves on the boards of directors for all three entities and is an officer and/or director for multiple subsidiaries.

A native of Columbia, South Carolina, Byrd began his banking career with Trust Company Bank of Georgia (now SunTrust) in 1980. He then worked for BB&T until 1985 when he moved from North Carolina to Louisiana to lead commercial lending activities for First National Bank of Lafayette, a subsidiary of First Commerce Corporation. In 1990, Byrd was named President and CEO of Rapides Bank and Trust Company in Alexandria, another First Commerce Corporation bank. In 1992, he moved to First National Bank of Commerce, the lead bank for First Commerce Corporation, as executive vice president in charge of the commercial banking and mortgage banking groups. During his tenure in New Orleans with First Commerce, he also managed the strategic development for multiple businesses as well as had responsibility for other business lines and support functions. Following the First Commerce/Bank One merger, Byrd was named President and CEO of Bank One, Louisiana, New Orleans region. He joined IBERIABANK in mid-1999.

Byrd has held leadership positions in numerous civic organizations in Lafayette, Alexandria, and New Orleans, Louisiana. He is currently a Member of the Board of Trustees for Eaglebrook School (Deerfield, Mass), serves on the Board of A.B. Freeman School of Business Council (Tulane University) and serves on the Executive Board of Advisors and Board of the Louisiana State University - E.J. Ourso College of Business Administration. He also serves on the Board of the Louisiana Association of Business and Industry, the Greater New Orleans Foundation Board, the Episcopal School of Acadiana, and Lafayette Downtown Development Authority. Byrd is also a member of the Committee of 100. He was recognized by the University of Alabama in Birmingham as the MBA Distinguished Alumnus in 2001 and has been a member of the World Presidents’ Organization – Louisiana Chaptersince 2004.

In the past, he has chaired the United Way Campaigns in Acadiana, Central Louisiana and New Orleans, Louisiana. He has also served on the Board for the Lafayette Chamber of Commerce, and the boards and executive committees of the New Orleans Chamber of Commerce and the Alexandria Chamber of Commerce. He has previously served on the board of the Acadiana Arts Council, the United Way of Acadiana, the Rapides Educational Endowment Fund, the American Red Cross, the Salvation Army, the Acadiana Symphony Orchestra, the Friends of the New Orleans Center of Creative Arts (N.O.C.C.A.) and the New Orleans Museum of Art.

Byrd earned a Bachelor of Science degree in Business Administration from Samford University in 1976 and a Master of Business Administration degree from the University of Alabama at Birmingham in 1978.

John N. Casbon

•	Resides in New Orleans, LA

•	Director Since 2001

•	61 Years of Age

•	Independent

•	Committees: Risk Management and Nominating and Corporate Governance

Casbon serves as Executive Vice President of First American Title Insurance Company and CEO and President of First American Transportation Title Insurance Company, a member of The First American Corporation (NYSE: FAF) family of companies. He has been associated with First American for over 30 years. The transportation company is headquartered in New Orleans, Louisiana, which is also where the vessel title division is located. The aircraft title division is located in Oklahoma City, Oklahoma. Both the aircraft and vessel title divisions offer products and services worldwide.

A Florida native, Casbon graduated from Florida State University with degrees in both Real Estate Finance and Hotel Management with a major in marketing. As a community leader, he works to encourage businesses to assume pro-active civic roles for the betterment and improvement of New Orleans, Louisiana. He founded the New Orleans Police Foundation in 1995 for the purpose of linking businesses with the police department to make a positive difference. He is currently Past Chairman of the Board. Casbon serves or has served on the boards of the American Land Title Association, the LSU Department of Psychiatry Advisory Board, the Louisiana Trooper Foundation, the Business Council of New Orleans and the River Region and The New Orleans/River Region Chamber of Commerce. He is a member of the Louisiana World Presidents’ Organization. Casbon received the 1998 FBI Director’s Community Leadership Award for his role in creating and leading the New Orleans Police Foundation, and was also the recipient of the Anti-Defamation League’s 1998 A.I. Botnick Torch of Liberty Award. In 1999, he was awarded the Mayor’s Medal of Honor.

CORPORATE GOVERNANCE

Board of Directors and Shareholder Meetings

The Board of Directors met 15 times during the fiscal year ended December 31, 2009. All directors attended at least 75% of the Board of Directors meetings and assigned committee meetings in 2009. We encourage directors’ attendance at our annual shareholder meetings and request that directors make reasonable efforts to attend such meetings. All of the members of the Board of Directors attended the 2009 Annual Meeting of Shareholders.

Board Leadership Structure

Pursuant to our Bylaws, at the first meeting of each newly elected Board of Directors, or at such other time when there is a vacancy, the Board solicits input and nominations from its members and elects one of its members as Chairman to serve at the Board’s pleasure. The Chairman presides over each Board meeting and performs such other duties as may be incident to the office.

Although our Bylaws and Corporate Governance Guidelines would allow our Chairman to hold the position of Chief Executive Officer, it is the current policy of the Board to separate these offices. This separation allows our Chairman to maintain an independent role in management oversight. The Chairman of the Board also chairs the Nominating and Corporate Governance Committee.

Risk Management

Our Board of Directors recognizes that risk management is an enterprise – wide responsibility. Our Board assumes a significant role in risk management both through its actions as a whole and through its committees.

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The Risk Management Committee was established in September 2009 and will assist the Board in overseeing enterprise-wide risks, including credit risk, market risk, liquidity risk, operational risk, legal risk and reputational risk. The Risk Management Committee’s role and its relationship with the Board regarding risk oversight are more fully described under “Committees of the Board – Risk Management Committee.”

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The Compensation Committee evaluates, with our senior officers, risks posed by our compensation programs and seeks to limit any unnecessary or excessive risks these programs may pose to us, in order to avoid programs that might encourage such risks. The Compensation Committee’s role and its relationship with the Board are more fully described under “Committees of the Board – Compensation Committee” and “Compensation Committee Report.”

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The Audit Committee reviews our systems to manage and monitor financial risk with management and our internal audit department. The Audit Committee’s role and its relationship with the Board are more fully described under “Committees of the Board – Audit Committee.”

While each of these committees is responsible for evaluating certain risks and overseeing the management of these risks, the entire Board of Directors is regularly informed through committee reports about such risks.

In addition, the Board of Directors and executive management have appointed a Chief Risk Officer, who is an executive officer, to support the risk oversight responsibilities of the Board and its committees and to involve management in risk management by establishing committees comprised of management personnel who are assigned responsibility for oversight of particular operational risks.

Board of Director Independence

Each year, the Board of Directors reviews the relationships that each director has with us and with other parties. Only those directors who do not have any of the categorical relationships that preclude them from being independent within the meaning of applicable NASDAQ listing standards and who the Board of Directors affirmatively determines have no relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director are considered to be “independent directors.” The Board of Directors has reviewed a number of factors to evaluate the independence of each of its members. These factors include its members’ relationships with us and our competitors, suppliers and customers; their relationships with management and other directors; the relationships their current and former employers have with us; and the relationships between us and other companies of which our Board members are directors or executive officers. After evaluating these factors, the Board of Directors has determined that Ms. Abell and Messrs. Barton, Breaux, Casbon, Fenstermaker, Pollard, Shea and Welch are independent directors of IBERIABANK Corporation within the meaning of applicable NASDAQ listing standards. Independent Board members met in executive session without management present four times during the year ended December 31, 2009.

Shareholder Communications

Shareholders may communicate directly with members of the Board of Directors or the individual chairperson of a standing Board of Directors committee by writing directly to those individuals at the following address: 200 West Congress Street, Lafayette, Louisiana 70501. Our general policy is to forward, and not to intentionally screen, any mail received at our corporate office. The Board of Directors reserves the right to revise this policy in the event it is abused, becomes unworkable or otherwise does not efficiently serve the policy’s purpose.

Codes of Ethics

The Board of Directors has adopted a Code of Ethics for the Chief Executive Officer and Senior Financial Officers. The Board of Directors also has adopted a Code of Ethics that applies to all officers, other employees and directors. Links to both codes of ethics are on the “Investor Relations” portion of our website at: http://www.iberiabank.com. Any waiver or substantial amendments of the codes of ethics applicable to our directors and executive officers also will be disclosed on our website.

Corporate Governance Guidelines

The Board of Directors has adopted written Corporate Governance Guidelines, which outline the Board’s responsibilities and duties to our shareholders, employees and customers, and to the communities in which we do business, to ensure that we operate with the highest professional, ethical, legal and socially responsible standards. The Guidelines address a number of matters relating to our directors, including Board composition and qualifications, functions of the Board and committees of the Board.

The Guidelines also address the following matters of corporate governance:

•

No director of our Company may serve on more than three other public company boards. It is expected that each director will be available to attend substantially all meetings of the Board and any committees on which he or she will serve.

•

Directors are required to submit a letter of resignation to the Board upon a job change. There should be an opportunity for the Board through the Nominating and Corporate Governance Committee to review the appropriateness of Board membership under the circumstances.

•	Employee directors should offer to resign from the Board upon their resignation, removal or retirement as an officer of the Company.

•

Specific Company stock ownership guidelines for both directors and Named Executive Officers have been established. These stock ownership guidelines are described in this Proxy Statement under “Compensation Discussion and Analysis — Stock Ownership Guidelines.” Adoption of these guidelines was intended to ensure that the interests of directors and Named Executive Officers are aligned with the interests of our shareholders.

•	The Company supports and encourages directors’ periodic participation in continuing education programs to assist them in performing their corporate governance responsibilities.

A link to these guidelines is on the “Investor Relations” portion of our website at: http://www.iberiabank.com.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables include, as of the record date (March 17, 2010), certain information as to the common stock beneficially owned by:

•

persons or entities, including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, who or which was known to us to be the beneficial owner of more than 5% of our common stock;

•	our directors;

•	our Named Executive Officers identified in the Summary Compensation Table elsewhere herein; and

•	all of our directors and executive officers as a group.

	Common Stock Beneficially Owned as of Record Date
Name and Address of Beneficial Owner	Amount	Percentage
BlackRock, Inc.(1) 40 East 52nd Street New York, NY 10022	1,520,668	5.69%

Keeley Asset Management Corp.(2) Keeley Small Cap Value Fund 401 South LaSalle Street Chicago, IL 60605	1,161,520	4.34%

(1)

Percentage is as of the record date. Share ownership percentage as of December 31, 2009 was 7.34%. As reported on Schedule 13G dated January 20, 2010, BlackRock, Inc., a Delaware corporation (“BlackRock”), has sole voting power and sole dispositive power with respect to the shares. BlackRock acquired Barclays Global Investors, NA on December 1, 2009.

(2)

Percentage is as of the record date. Share ownership percentage as of December 31, 2009 was 5.60%. As reported on Schedule 13G dated February 5, 2010, Keeley Asset Management Corp., an Illinois corporation and a registered investment adviser (“KAM”), and Keeley Small Cap Value Fund, a series of Keeley Funds, Inc., a Maryland corporation and a mutual fund managed by KAM, share beneficial ownership of 1,161,250 shares. KAM has sole voting power with respect to 1,151,110 shares and sole dispositive power with respect to 1,161,520 shares.

	Common Stock Beneficially Owned as of Record Date (1) (2) (3) (4)
Directors:	Amount		Percentage

Elaine D. Abell	46,349	(5)	*
Harry V. Barton, Jr.	31,475		*
Ernest P. Breaux, Jr.	26,464		*
Daryl G. Byrd	345,594	(5)	1.28%
John N. Casbon	17,900		*
William H. Fenstermaker	41,267	(5)	*
O. Miles Pollard, Jr.	7,838		*
E. Stewart Shea III	88,259		*
David H. Welch	4,276		*

Named Executive Officers who are not directors:

Anthony J. Restel	50,781		*
Michael J. Brown	183,088		*
John R. Davis	151,321		*
Jefferson G. Parker	73,734		*
All directors and executive officers as a group (20 persons)	1,290,926		4.73%

*	Represents less than 1% of the outstanding common stock.
(1)	Unless otherwise indicated, shares are held with sole voting and dispositive power.
(2)	Includes shares of common stock owned directly by directors and executive officers, as well as shares held by their spouses, minor children and trusts of which they are trustees. Also includes shares allocated to the accounts of participants in our Retirement Savings Plan.
(3)	Includes all shares that may be acquired upon the exercise of stock options, including those vesting within 60 days of the record date, as follows: 3,125 shares by Ms. Abell; 3,125 shares by Mr. Barton; 3,125 shares by Mr. Breaux; 198,573 shares by Mr. Byrd; 10,313 shares by Mr. Casbon; 3,125 shares by Mr. Fenstermaker; 3,125 shares by Mr. Pollard; 3,125 shares by Mr. Shea; 23,772 shares by Mr. Restel; 94,578 shares by Mr. Brown; 78,278 shares by Mr. Davis; 9,415 shares by Mr. Parker; and 567,587 shares by all directors and executive officers as a group.
(4)	Includes unvested restricted shares that may be voted by the following persons: 37,052 shares by Mr. Byrd; 19,017 shares by Mr. Restel; 31,604 shares by Mr. Brown; 25,025 shares by Mr. Davis; 21,948 shares by Mr. Parker; and 199,963 shares by all directors and executive officers as a group.
(5)	Includes the following shares of common stock pledged as security for loans from unaffiliated parties: Ms. Abell – 5,000 shares; Mr. Byrd – 87,733 shares; Mr. Fenstermaker – 17,741 shares.

In addition to beneficial ownership of common stock, some of our executive officers hold shares of “phantom stock” that are not reported in the security ownership table but represent additional financial interests that are subject to the same market risks as common stock. The value of these phantom shares is the same as the value of the corresponding number of shares of common stock. As of the record date, executive officers named in the security ownership table hold a pecuniary interest in the following number of shares of phantom stock: 3,869 shares by Mr. Restel; 3,869 shares by Mr. Brown; 3,869 shares by Mr. Davis; 7,898 shares by Mr. Parker and 31,575 shares by all executive officers as a group.

See “Compensation Discussion and Analysis – Stock Ownership Guidelines” regarding stock ownership guidelines for directors and Named Executive Officers. The stock ownership guidelines are part of the IBERIABANK Corporation Corporate Governance Guidelines. A link to the Corporate Governance Guidelines is on the “Investor Relations” portion of our website at: http://www.iberiabank.com.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, requires each of our directors and executive officers, and each beneficial owner of more than 10% of our common stock, to file with the SEC an initial report on Form 3 of the person’s beneficial ownership of our equity securities and subsequent reports on Form 4 regarding changes in ownership. On the basis of reports and representation of our directors, executive officers and greater than 10% shareholders, we believe that each person subject to the filing requirements with respect to us satisfied all required filing requirements during 2009, with the exception that William H. Fenstermaker who was late filing a report on Form 4 with respect to a sale of common stock, which was subsequently reported on Form 5.

COMMITTEES OF THE BOARD OF DIRECTORS

Audit Committee

The members of the Audit Committee are Mr. Barton, who serves as the chairman, and Messrs. Pollard and Welch. Each of the members of the committee is independent within the meaning of applicable NASDAQ listing standards. The Board of Directors has determined that each of the committee members has the requisite expertise generally required of an audit committee member under NASDAQ standards and that the Chairman of the Audit Committee, Mr. Barton, is an “audit committee financial expert” as defined in Item 407(d)(5) of SEC Regulation SK.

The Audit Committee has oversight responsibility for the quality and integrity of our financial statements. The Committee meets privately with the independent registered public accounting firm, has the sole authority to retain and dismiss the independent registered public accounting firm and reviews their performance and independence from management. The independent registered public accounting firm has unrestricted access and reports directly to the Committee. The Audit Committee met 14 times during 2009. The primary functions of the Audit Committee are to oversee: (i) the audit of the financial statements of the Company provided to the SEC, the shareholders and the general public; (ii) the Company’s internal financial and accounting processes; and (iii) the independent audit process. Additionally, the Audit Committee has responsibilities relating to: (i) complaints relating to accounting, internal accounting controls or auditing matters; (ii) authority to engage advisors; and (iii) funding as determined by the Audit Committee. The Audit Committee also monitors our compliance with legal and regulatory requirements. These and other aspects of the Audit Committee’s authority are more particularly described in the Audit Committee Charter. A link to the Audit Committee Charter is on the “Investor Relations” portion of our website at: http://www.iberiabank.com.

The Audit Committee has adopted a formal policy concerning approval of audit and non-audit services to be provided to us by our independent registered public accounting firm. The policy requires that all services to be provided by the independent registered public accounting firm, including audit services and permitted audit-related and non-audit services, must be pre-approved by the Audit Committee. The Audit Committee pre-approved all audit and non-audit services provided by Ernst & Young LLP during 2009. The Audit Committee has also pre-approved 2010 services to be provided by Ernst & Young LLP.

Pursuant to its Charter, the Audit Committee is authorized to conduct an appropriate review of all related party transactions for potential conflict of interest situations prior to approval of such transactions and to determine that the related party transaction is consistent with the best interests of the Company and our shareholders. The term “related party transaction” generally means a transaction, arrangement or relationship (or any series of the same) in which we or our subsidiaries is or will be a participant and the amount involved exceeds $120,000, and in which the related party has or will have a direct or indirect interest. A related party generally means a director, nominee or executive officer of the Company; a person known to be the beneficial owner of more than 5% of our common stock; and any “immediate family member” of the foregoing persons (as defined by the SEC).

Nominating and Corporate Governance Committee

The independent members of the Board of Directors - Ms. Abell and Messrs. Barton, Breaux, Casbon, Fenstermaker, Pollard, Shea and Welch - serve as our Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for evaluating and recommending individuals for election or re-election to the Board of Directors, including those recommendations submitted by shareholders, the evaluation of the performance of the Board of Directors and its committees, and the evaluation and recommendation of corporate governance policies. In 2009, the Nominating and Corporate Governance Committee held four meetings. A link to the Nominating and Corporate Governance Committee Charter is on the “Investor Relations” portion of our website at: http://www.iberiabank.com.

It is a policy of the Nominating and Corporate Governance Committee that candidates for director possess the highest personal and professional integrity, have demonstrated exceptional ability and judgment and have skills and expertise appropriate for us and serving the long-term interests of our shareholders. The Committee’s process for identifying and evaluating nominees is as follows:

•

in the case of incumbent directors whose terms of office are set to expire, the Committee reviews such directors’ overall service to IBERIABANK Corporation during their terms, including the number of meetings attended, level of participation, quality of performance, and any related party transactions with us during the applicable time period; and

•

in the case of new director candidates, the Committee first conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors.

Consistent with our Corporate Governance Guidelines, the Committee seeks to nominate candidates with diverse experiences and perspectives. In evaluating candidates, the Committee considers, among other things, diverse backgrounds, professional experience, education and community involvement, as well as racial and gender diversity. The Committee has not formalized this practice into a written policy.

The Committee meets to discuss and consider these candidates’ qualifications, including whether the nominee is independent within the meaning of NASDAQ listing standards, and then selects a candidate by majority vote. In seeking potential nominees, the Nominating and Corporate Governance Committee uses its and management’s network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. To date, the Nominating and Corporate Governance Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates, nor has the Committee rejected a timely director nominee from a shareholder holding more than 5% of our voting stock.

The Nominating and Corporate Governance Committee will consider director candidates recommended by shareholders, provided the shareholders follow the procedures set forth in Article 6F of our Articles of Incorporation. The Committee does not intend to alter the manner in which it evaluates candidates, including the criteria set forth above, based on whether the candidate was recommended by a shareholder or otherwise.

Article 6F of our Articles of Incorporation governs nominations of candidates for election as director at any annual meeting of shareholders and provides that such nominations, other than those made by the Board, may be made by any shareholder entitled to vote at such meeting, if the nomination is made in accordance with the procedures set forth in Article 6F, which are summarized below.

A shareholder’s notice of nomination must be delivered to, or mailed and received at, our principal executive offices not later than 60 days before the anniversary date of the immediately preceding annual meeting of shareholders and must set forth as to each person who the shareholder proposes to nominate for election as a director and as to the shareholder giving the notice:

•	the name, age, business address and residence address of such person;

•	the principal occupation or employment of such person;

•	the class and number of shares of our stock which are Beneficially Owned (as defined in Article 9A(e) of the Articles of Incorporation) by such person on the date of such shareholder notice; and

•

any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors pursuant to Regulation 14A under the Securities Exchange Act of 1934;

and as to the shareholder giving the notice:

•	the name and address, as they appear on our books, of such shareholder and any other shareholders known by such shareholder to be supporting such nominees; and

•

the class and number of shares of our stock which are Beneficially Owned by such shareholder on the date of such shareholder notice and, to the extent known, by any other shareholders known by such shareholder to be supporting such nominees on the date of such shareholder notice.

To be timely under the Articles of Incorporation, nominations by any shareholder eligible to vote at the 2010 Annual Meeting of Shareholders must have been received by us on or before March 7, 2010.

The Nominating and Corporate Governance Committee may reject any nomination by a shareholder not made in accordance with the requirements of Article 6F. Notwithstanding the foregoing procedures, if neither the Board of Directors nor the Committee makes a determination as to the validity of any nominations by a shareholder, the presiding officer of the annual meeting shall determine and declare at the annual meeting whether the nomination was made in accordance with the terms of Article 6F.

Compensation Committee

Our Compensation Committee has four members and is chaired by Mr. Shea; the other members of the Committee are Messrs. Welch, Fenstermaker and Pollard. Each member of the Compensation Committee has been determined by our Board of Directors to be an independent director within the meaning of the NASDAQ listing standards. The Compensation Committee generally meets monthly, which may be in person or by telephone; during 2009, the Compensation Committee met 12 times.

Compensation Committee Responsibilities and Authority. Our Compensation Committee is responsible for, in consultation with our President and Chief Executive Officer (sometimes referred to as the “CEO”), establishing and monitoring the overall compensation and benefits philosophy and strategy of IBERIABANK Corporation and its subsidiaries. As set forth in its Charter, the responsibilities of the Compensation Committee include:

•	evaluating the performance of the CEO and establishing compensation awards for the CEO;

•	monitoring and reviewing performance measures and any applicable goals for measuring corporate performance, in consultation with the CEO;

•	reviewing and approving the design of compensation programs for key executives; and

•	providing oversight of our general compensation programs and policies.

The Compensation Committee determines the compensation for the CEO. With respect to our other senior executive officers, the CEO annually reviews performance and presents his conclusions and compensation recommendations to the Compensation Committee. The Committee reviews and considers the CEO’s recommendations when making its final compensation decisions for all executives other than the CEO. The Compensation Committee also administers our equity incentive programs and oversees risk management with respect to our material incentive compensation arrangements. In addition, the Compensation Committee recommends to the full Board compensation for directors.

The Chair of the Compensation Committee works with the Director of Human Resources as may be needed to set meeting agenda for the Compensation Committee.

Compensation Committee Charter. The Charter of the Compensation Committee describes the principles upon which the Committee was founded and operates. The Charter is reviewed periodically to ensure that the Compensation Committee is fulfilling its duties in aligning our executive compensation programs with shareholder value creation, helping us attract and retain talented executives and managers, and being responsive to the legitimate needs of our shareholders. There were no changes to the Compensation Committee Charter in 2009. A current copy of the Charter of the Compensation Committee can be found on the “Investor Relations” portion of our website at http://www.iberiabank.com.

Involvement of Compensation Consultants and Executive Management in Compensation Decisions. Among other matters, the Compensation Committee is authorized to engage outside advisors (including compensation consultants and legal counsel) to assist the Committee in achieving its mission and responsibilities. During 2009, the Compensation Committee engaged Towers Watson to serve as an independent executive compensation advisor. The Committee selected Towers Watson after interviewing a number of independent advisors. Towers Watson reports directly to the Compensation Committee and works with management on behalf of the Committee as needed. The Compensation Committee received independent advice from the consultant on various items, including refinements to the executive compensation peer group, competitive compensation benchmarking for the Named Executive Officers, and long-term incentive strategy. Pursuant to its Charter, the decision to retain Towers Watson (as well as other independent advisors) is at the sole discretion of the Compensation Committee, and these consultants work at the direction of the Committee. The Compensation Committee believes that it is important for members of management to provide input on the overall effectiveness of our executive compensation programs. The Committee believes that the advice of outside advisors must be combined with the input of senior management and the Compensation Committee’s own individual experiences and best judgment to seek to achieve a proper alignment of compensation philosophies, programs and practices. The CEO, the Director of Human Resources and the Chief Financial Officer are the members of management who interact most closely with the Compensation Committee. These individuals work with the Compensation Committee to provide their perspectives on reward strategies and how to align them with our business and retention goals. They provide feedback and insights into how well our compensation programs and practices appear to be working. In addition, the CEO, the Director of Human Resources and the Chief Financial Officer regularly attend all or portions of certain Compensation Committee meetings to participate in the presentation of materials and discussion of management’s point of view regarding compensation issues.

Compensation Risk. The Compensation Committee reviewed the relationship between our risk management policies and practices and the incentive compensation provided to the Named Executive Officers and determined that our incentive compensation programs do not encourage unnecessary and excessive risk taking.

Executive Session. At certain meetings, the Compensation Committee meets in executive session without members of management present for the purpose of discussing matters independently from management.

Compensation Committee Interlocks and Insider Participation. The Compensation Committee is composed entirely of independent directors. None of our executive officers has served on the board of directors or compensation committee (or other committee serving an equivalent function) of any other entity. None of the members of the Compensation Committee was an officer or other associate of our Company or any of our subsidiaries during 2009, or is a former officer or other associate of our Company or any of our subsidiaries.

Risk Management Committee

In September 2009, the boards of director and management of each of IBERIABANK Corporation, IBERIABANK and IBERIABANK fsb established a Risk Management Committee to assist the boards in overseeing enterprise-wide risks, including credit risk, market risk, liquidity risk, operational risk, legal risk and reputational risk. To the extent it deems necessary or appropriate, the Risk Management Committee will carry out the following responsibilities, among others:

•	Review and approve significant risk assessment and risk management policies, and develop and implement additional policies relating to risk assessment and risk management.

•	Consult with the Chief Risk Officer regarding credit and other risks, as appropriate.

•	Consult with the Audit Committee and the Compensation Committee regarding financial and compensation risks, as appropriate.

•	Receive information from the Chief Operating Officer and the Director of Corporate Operations regarding operational risk, including security.

•	Receive information from the Compliance Department and legal advisors regarding compliance and legal risk.

The members of the Risk Management Committee are Mr. Welch, who serves as chairman, Ms. Abell and Messrs. Breaux and Casbon. Since its organization, the Risk Management Committee has met four times.

The Risk Management Committee will conduct its business pursuant to a written Risk Management Committee Charter to be adopted by the Board of Directors. A link to the Risk Management Committee Charter, when available, will be on the “Investor Relations” portion of our website at http://www.iberiabank.com.

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

This Compensation Discussion and Analysis (“CD&A”) describes our executive compensation philosophy and program for our President and Chief Executive Officer (“CEO”), Chief Financial Officer (“CFO”), and other Named Executive Officers.

During 2009, the U.S. economy continued to experience economic headwinds. Despite the many economic challenges and industry changes, the Company was able to accomplish a number of key performance objectives during 2009. First, the Company redeemed the preferred stock (first in the country to do so) and warrants (second in the country to do so) under the government’s Troubled Asset Relief Program (“TARP”). Second, in July 2009, six months after completing a public underwritten common stock offering, we completed a second public underwritten common equity offering. Third, because of the Company’s strong capital position and its management capacity, we were able to acquire certain assets and assume certain liabilities in three FDIC-assisted acquisitions. Fourth, we continued to grow organically, or through the development of existing and new client relationships, increasing loans by 8% and deposits by 14%. Organic growth was also fueled by the branch offices we opened in Mobile, Alabama and Houston, Texas early in the year. Fifth, we maintained outstanding credit quality further differentiating us from many of banks in the industry. Sixth, through both organic and acquisition-related growth, we nearly doubled the size of our franchise in assets and entered three new states, Alabama, Texas, and Florida. Seventh, we reported record earnings and fully diluted earnings per share to our shareholders, while maintaining a constant level of cash dividends to our shareholders. This compares to operating losses and dividend reductions at many of our peer institutions.

This business environment and the Company’s accomplishments during 2009 provided an important backdrop for the Compensation Committee’s key executive compensation decisions.

The Compensation Committee’s key executive compensation decisions in 2009 included:

•	Base salary: increased the base salaries for Named Executive Officer’s based on this executive team’s strong leadership during 2009 and recent years.

•	Annual incentives: rewarded annual incentives for Named Executive Officers from 25% to 100% of 2009 base salary based on our strong performance in 2009.

•	Long-term incentive awards: granted long-term incentive awards in the form of stock options and restricted shares to align our executives with shareholders and incent long-term performance.

•	CEO restricted share grant: granted the CEO restricted shares which represented a delayed grant from 2008.

•	Peer group: refined our executive compensation peer group to better reflect our current size and growth strategy.

These key compensation actions and our overall executive compensation program are described in detail in this report.

Overview of Compensation Programs for Named Executive Officers

Our compensation programs are designed to enable us to recruit and retain key associates (including the Named Executive Officers) who will help us achieve our short-term and long-term business objectives. These programs are structured to motivate these associates and maximize their long-term commitment to our success by providing compensation elements that align their interests with our long-term strategies and the interests of our shareholders. Our strategy for compensating officers and other associates has been based on programs that emphasize performance-based incentive compensation. The principal components of compensation for each Named Executive Officer consist of:

•	Base salary;

•	Annual incentive compensation;

•	Long-term or equity-based incentives;

•	Retirement, health and welfare benefits; and

•	Change in control severance benefits.

Our Compensation Philosophy

We seek to provide our Named Executive Officers with a compensation package that is driven by our overall financial performance, our shareholder value, the overall success of the Company, subsidiary, or business unit directly impacted by an individual’s performance, and the performance of the individual Named Executive Officer. We rely upon our judgment about each Named Executive Officer – not on rigid formulas or short-term changes in business performance – in determining the amount of pay and mix of compensation elements for our Named Executive Officers. Both performance and compensation are evaluated so that the Company can attract and retain the associates (including the Named Executive Officers) critical to its long-term success.

Our compensation philosophy regarding senior executives (especially Named Executive Officers) has centered on four basic principles:

•	Compensation should be related to performance – whether measured against objective goals or a balancing of subjective factors.

•

Incentive compensation (especially equity-based awards) should represent a large portion of a Named Executive Officer’s total compensation package – this approach minimizes fixed costs and encourages increasing our profitability and shareholder return.

•	Incentive compensation levels should be competitive – allowing us to attract and retain key talent.

•	Incentive compensation should balance short-term and long-term performance – both are important for our business.

Based on this philosophy, our Compensation Committee for many years has maintained a compensation pay structure for Named Executive Officers that focuses on a performance-based pay strategy. The competitive compensation objective is to provide compensation opportunities that are third quartile (between the 50th and 75th percentile). The Company’s emphasis on performance-based compensation is best illustrated by the 2009 mix of compensation for Named Executive Officers, which is as follows:

Compensation Decisions

The Compensation Committee has the sole responsibility for determining the compensation of the CEO position. After considering performance in key areas determined to be especially important to the Company and competitiveness of his overall pay with CEO compensation at comparable institutions, the Compensation Committee determines the components and amounts of the CEO’s compensation. The underlying objective is fair and reasonable compensation after considering both objective and subjective factors deemed relevant in evaluating performance. With respect to the other Named Executive Officers, the CEO evaluates performance and proposes compensation, subject to review and approval by the Compensation Committee.

The Compensation Committee reviews the pay of the CEO in the context of the Company’s financial performance relative to a peer group, described below, his individual performance and tenure in his current position, and its own policies for allocating among the various components of compensation to comport with its compensation philosophies, including retention. A similar approach is followed by the CEO regarding his recommendations to the Compensation Committee, and includes a consideration of desired internal equity among Named Executive Officer positions. With respect to internal equity, no formal criteria are applied; rather, the Compensation Committee (when developing the CEO’s compensation package and reviewing the CEO’s proposals for the other Named Executive Officers) applies its judgment to achieve what it believes is a reasonable spread between and among the compensation of the CEO and Named Executive Officers. Final decisions on the compensation of Named Executive Officers are made after considering the aforementioned factors.

Performance Evaluation

As a basis for 2009 Named Executive Officer compensation decisions, the Compensation Committee considered the recent performance of the Company, as well as the performance of individual Named Executive Officers. The independent consultant provided an analysis of the Company’s financial performance versus the peer group based on data for the most recent fiscal-year end. This financial analysis indicated that the Company’s financial performance was between the 50th and 75th percentile on key financial metrics including EPS, ROE and ROA. In addition, the Compensation Committee noted that the Company’s Total Shareholder Return for the four years ending December 1, 2009, was first in the peer group and more than double that of the nationally recognized KBW index for commercial banks.

In evaluating the CEO’s performance, the Compensation Committee considered the Company’s strong financial performance. In addition, the Compensation Committee noted the CEO’s strong leadership during extremely challenging industry forces in 2009. In the case of other Named Executive Officers, the Compensation Committee considered the performance of each Named Executive Officers as provided by the CEO.

Competitive Benchmarking – Definition of Market

Periodically, the Compensation Committee reviews competitive market data for comparable executive positions in the market. For purposes of the 2009 competitive market analysis, the Compensation Committee worked with the independent consultant to define an appropriate peer group of public commercial banks. The primary criteria for selecting this peer group included comparable asset size, financial stability, and ownership structure. The primary peer group consisted of 16 banks including:

BancorpSouth, Inc	Sterling Financial Corporation
Cullen/Frost Bankers, Inc.	Susquehanna Bancshares, Inc
FNB Corporation	Trustmark Corporation
FirstMerit Corporation	UMB Financial Corporation
MB Financial, Inc.	United Community Banks, Inc.
Old National Bancorp	Valley National Bancorp
Prosperity Bancshares, Inc.	Whitney Holding Corporation
South Financial Group	Wintrust Financial Corporation

In addition, the Compensation Committee reviewed compensation survey data for all national commercial banking companies as provided by the consultant. All of this national survey data was size-adjusted to reflect commercial banks with $10 billion in assets, which was the approximate size of the Company after the 2009 acquisitions. This national industry perspective provides the Compensation Committee with an even broader perspective on the executive labor market and provides a reasonability check against any potential anomalies in the peer group data. The findings from this supplemental survey analysis were consistent with the peer group data. Furthermore, the external benchmark data is not used by the Compensation Committee in isolation but rather it is used as one point of reference in executive pay determinations.

Base Salary

We view annual base salary as an important component of compensation to attract and retain executive talent. Annual base salaries serve as the foundation for our executive pay structure, and base salaries are set after considering the peer group data described above and other relevant market data.

The independent consultant completed a rigorous competitive market analysis for the Compensation Committee. One key finding from this analysis was that the Company’s base salaries were far below market. The Compensation Committee also considered the Company’s outstanding financial and strategic achievements during the last several years including 2009. The Compensation Committee then determined the appropriate base salary adjustments for Named Executive Officers. The Compensation Committee believes that these new adjusted base salaries are generally in the third quartile of the market.

On December 29, 2009, the Compensation Committee approved base salary increases for Named Executive Officers. These base salaries became effective on January 11, 2010 and were as follows:

Executive	Prior Base Salary	New Base Salary	Percentage Increase
Daryl Byrd	$600,000	$750,000	+25%
Jefferson Parker	$400,000	$400,000	0%
Michael Brown	$345,000	$500,000	+45%
John Davis	$315,000	$375,000	+19%
Anthony Restel	$250,000	$350,000	+40%

Annual Incentives

Annual incentives are used to drive and reward annual financial results and progress toward strategic priorities. The Compensation Committee has no predetermined formulas and weightings for determining annual incentive awards. The Compensation Committee utilizes a balanced approach in evaluating the Company’s performance. The Compensation Committee considers the Company’s performance relative to the peer group as previously described. In addition, the Compensation Committee considers actual financial results as shared with the full Board on a periodic basis. In the case of 2009, some of the Company’s key financial results were as follows:

Measure	2009 Result
Fully diluted EPS	$8.03
Dividends per share	$1.36
Net interest margin	3.09%
Net charge offs to total loans	0.73%
Asset growth	73.7%

Measure	As of 12/31/09
Non-performing legacy assets	0.91%
Total Assets	$9.7 Billion
Tier 1 Leverage Ratio	9.90%

Based on the financial performance data presented by management, the Compensation Committee believes these 2009 financial results were far better than the peer group as well as the commercial banking industry overall. Due to these strong 2009 financial results, the Compensation Committee approved 2009 annual incentive awards that were substantially higher than the prior year.

Executive	2009 Annual Incentive
Daryl Byrd	$600,000
Michael Brown	$360,000
John Davis	$250,000
Anthony Restel	$225,000
Jefferson Parker	$100,000

Long-Term Equity-Based Incentives

We consider long-term equity-based incentive compensation to be critical to the alignment of executive compensation with shareholder value creation. Therefore, a market competitive long-term equity-based incentive component has been an integral part of the overall executive compensation program. In 2009, our long-term equity incentive program had two components:

•

Stock options: On December 29, 2009, we granted Named Executive Officers (excluding Mr. Parker who was hired in September) stock options with an exercise price of $54.43 which was the closing fair market value for the stock on this date. Stock options reward management for increasing the stock price above the price at grant. The Company maintains a policy against repricing stock options without shareholder approval. All December 2009 stock options granted vest at 20% per year, which provides a retention incentive. This 20% vesting schedule is slightly faster than the 15% used in prior years. However, 20% per year is still longer than market average and we believe that it provides an appropriate retention incentive. All of these stock option grants were in the form of tax-qualified Incentive Stock Options.

•

Restricted stock: Restricted shares are grants of shares subject to transfer and vesting restrictions. Restricted share awards are intended to build stock ownership and foster executive retention. All of the Named Executive Officers’ received restricted share awards on December 29, 2009. All of these restricted share awards have dividend and voting rights. Further, the restricted share awards vest 20% per year.

•

Target Award Opportunities: The target long-term incentive opportunities are established based on competitive market practices for the peer group and broader market data. In addition, as described earlier, the Compensation Committee considered our financial performance during 2009. For the December 2009 grants, the economic value of long-term incentive grants reflected in the Summary Compensation Table ranged from 280% of salary for the CEO to an average of 154% of salary for other Names Executive Officers. Consistent with our variable pay philosophy, these award opportunities were consistent with the 75th percentile of the peer group. Furthermore, the grants represented a balanced mix of long-term incentives as the awards were weighted 50% stock options and 50% restricted shares.

It is the Committee’s intent to grant equity awards at approximately the same time each year, generally the first calendar quarter. In 2009, the Committee delayed the annual equity awards for the Named Executive Officer’s because of our participation in the TARP program as well as the general economic uncertainty in the industry.

•

CEO Restricted Share Grant: In addition to the normal annual long-term awards in December 2009, the CEO also received a grant of 12,500 restricted shares on May 5, 2009 at a closing price of $47.91. This special restricted stock awarded in May 2009 really represented a delayed 2008 award. The 2008 award was delayed until 2009 for a variety of reasons including TARP participation, uncertain economic outlook and share plan constraints. These restricted shares have dividend and voting rights and will vest over a seven-year period at a rate of approximately 15% per year. This very long vesting period provides a financial incentive for our CEO to continue service.

Benefits, Retirement Programs and Perquisites

We provide our Named Executive Officers with core health and welfare benefits, including coverage for medical, dental, vision care, prescription drugs, basic life insurance, accidental death and long-term disability coverage; they generally are eligible for the same benefit programs on the same basis as other associates. Our overall benefits philosophy is to focus on the provision of core benefits, with Named Executive Officers able to use their cash compensation to obtain such other benefits as they individually determine to be appropriate for their individual circumstances.

A tax-qualified section 401(k) savings plan with a company matching contribution of 50% on the first 3% of a participant’s eligible pay (up to a $100,000 salary cap) is available to associates generally, including the Named Executive Officers. The Company’s Non-Qualified Deferred Compensation Plan is offered to a select group of executives and other highly compensated associates (including Named Executive Officers). The non-qualified plan is a voluntary benefit that currently provides for voluntary deferrals as well as Company contributions.

Perquisites and similar benefits constitute a small portion of the overall compensation packages of our Named Executive Officers. The Compensation Committee believes that the perquisites made available to our Named Executive Officers are reasonable and are intended to help the Company attract and retain them. These perquisites largely consist of car allowances, personal use of a Company vehicle, social dues/club memberships and supplemental executive long-term disability insurance. The value of the car allowances is included in the Other Compensation column of the Summary Compensation Table. After an extensive analysis of competitive market practice, the Company implemented a supplemental long-term disability program for Named Executive Officers on February 1, 2010. In general, this supplemental long-term disability coverage targets income replacement of 75% for Named Executive Officers. The Company pays 100% of the premiums for this coverage.

Impact of Regulatory Considerations

The Compensation Committee considers various tax and accounting provisions in developing the pay programs for our Named Executive Officers. These include the special tax rules applicable to non-qualified deferred compensation arrangements under Code Section 409A, as well as the rules denying the deduction of “excess parachute payments” under Code Section 280G and the imposition of an excise tax under Code Section 4999 on such amounts. We also consider the accounting treatment of various types of equity-based compensation and the overall income tax rules applicable to various forms of compensation. While we seek to compensate our executives in a manner that produces favorable tax and accounting treatment, those considerations are secondary to our primary objective of developing fair and equitable compensation arrangements that appropriately motivate, reward and retain our executives.

Stock Ownership Guidelines

The Company believes that it is important for senior executives to be shareholders so that the executive’s financial interests are aligned with other shareholders. Accordingly, we have established formal executive stock ownership guidelines to require such holdings by the Named Executive Officers, as follows:

•	The guideline for the CEO is set at three time’s annual base salary.

•	The guidelines for Senior Executive Vice Presidents and Vice Chairman are set at two times an executive’s annual base salary.

•	The guidelines are initially calculated using the executive’s base salary as of the later of the date the guidelines were adopted (March 17, 2008) and the date the person became an executive.

•	A Company executive is required to achieve his or her guidelines within five years of becoming subject to these guidelines.

We have also established stock ownership guidelines for our directors:

•

Directors are required to hold shares of Common Stock with a value equal to two times the amount of the annual retainer paid to directors, calculated using the annual retainer as of the later of the date the guidelines were adopted (March 17, 2008) and the date the director is elected to the Board.

•

Directors are required to achieve the target level within five years of joining the Board, or, in the case of directors serving at the time the guidelines were adopted, within five years of the adoption date.

The stock ownership guidelines are part of the IBERIABANK Corporation Corporate Governance Guidelines. A link to the Corporate Governance Guidelines is on the “Investor Relations” portion of our website at: http://www.iberiabank.com.

Employment Agreements

In July 2001, the Company entered into a three-year employment agreement with CEO Daryl G. Byrd that is automatically renewed for an additional year on each anniversary of the agreement unless not earlier than 90 days before the anniversary we give notice that it will not be renewed. The discussion under this heading describes the material provisions in place under Mr. Byrd’s employment agreement.

Under the terms of this agreement, if Mr. Byrd’s employment is terminated for other than Cause, as defined, disability, retirement or death, or if Mr. Byrd terminates his employment for Good Reason, as defined, he is entitled to severance payments equal to the greater of one year’s compensation or his compensation for the remaining term of the agreement. If his employment is terminated by him within 30 days of a Change in Control of IBERIABANK Corporation, as defined, or within 90 days of an event constituting Good Reason occurring within three years of a Change of Control, or within 30 days of the first anniversary of a Change in Control, or if his employment is terminated by us without Cause within three years of a Change of Control, he is entitled to receive the greater of (i) his salary for the remaining term of the agreement, (ii) twice his salary, or (iii) his “Code 280G Maximum,” defined generally as 2.99 times his average compensation over the previous five years. Mr. Byrd’s employment agreement was amended in 2008 to comply with the requirements of Internal Revenue Code section 409A; the main change was a required six-month delay in the commencement of severance benefits following a termination of employment.

In addition, Mr. Byrd is entitled to a continuation of benefits similar to those he was receiving at the time of such termination for the period otherwise remaining under the term of the agreement or until he obtains full-time employment with another employer, whichever occurs first. The aggregate severance payment and benefit subsidy that would be made to Mr. Byrd assuming his termination of employment under the foregoing circumstances at December 31, 2009, is disclosed in our proxy statement under “Potential Payouts Upon Termination or Change in Control”. If any payments to be made under the agreement are deemed to constitute “excess parachute payments” and, therefore, subject to an excise tax under Section 4999 of the Internal Revenue Code, The Company will pay him the amount of the excise tax plus an amount equal to any additional federal, state, or local taxes that may result because of such additional payment.

In September 2009, the Company entered into an employment letter for a term of three years with Jefferson G. Parker, Vice-Chairman and Managing Director of Brokerage, Trust and Wealth Management. See “Certain Transactions.”

Change in Control Severance Agreements

We have entered into Change in Control Severance Agreements with members of senior management, including each of our Named Executive Officers other than Mr. Byrd. Except for these agreements, and our broad-based severance policy, none of our Named Executive Officers, other than the CEO and Mr. Parker, has an employment arrangement, which requires us to pay their salaries for any period of time. The discussion under this heading describes the material provisions in place under these Change in Control Severance Agreements.

We entered into these agreements because the banking industry has been consolidating for a number of years, and we do not want our executives distracted by a rumored or actual change in control. Further, if a change in control should occur, we want our executives to be focused on the business of the organization and the interests of shareholders. In addition, we think it is important that our executives can react neutrally to a potential change in control and not be influenced by personal financial concerns. We believe these agreements are consistent with market practice and assist us in retaining our executive talent.

In 2000, we entered into separate Change in Control Severance Agreements with John R. Davis and Michael J. Brown providing for severance pay and benefits to the individual upon voluntary resignation within 30 days after a Change in Control of IBERIABANK Corporation, as defined, or if within three years of a Change in Control the individual resigns for Good Reason, as defined, or is terminated by the Company or its successor without Just Cause, as defined. In 2009, we entered into a separate Change of Control Severance Agreement with Jefferson G. Parker; and in 2006, we amended and restated the 2005 Change in Control Severance Agreement with Anthony J. Restel. Subsequently each of these agreements was amended in 2008 to comply with the deferred compensation requirements of Internal Revenue Code section 409A. The severance payment is 100% in the case of Messrs. Davis, Brown, Restel and Parker, of each individual’s “Code Section 280G Maximum.” In addition, each will be entitled to continued medical and life benefits at our expense for 39 months following termination of employment. The aggregate severance payments and benefit subsidies that would be made to Messrs. Brown, Davis, Restel and Parker assuming their termination of employment under the foregoing circumstances at December 31, 2009, are disclosed in our Proxy Statement under “Potential Payouts Upon Termination or Change in Control.” We will also make the individual whole for any excise tax imposed by the Internal Revenue Code with respect to any payments under the agreement.

Indemnification Agreements

We have entered into indemnification agreements with Daryl G. Byrd and Michael J. Brown that provide for indemnification and advancement of expenses to the fullest extent permitted by law with respect to pending or threatened claims against them in their capacities as our officers. Following a Change in Control, as defined, all determinations regarding a right to indemnity and advancement of expenses are to be made by an independent legal counsel. In the event of a potential Change in Control, we must create a trust for the benefit of the indemnified executive officers, which upon a Change in Control may not be revoked or the principal thereof invaded without the indemnitees’ written consent. While not requiring the maintenance of directors and officers’ liability insurance, the indemnification agreements require that the indemnitees be provided with maximum coverage if there is such insurance.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with the management of the Company and, based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and, through incorporation by reference from this Proxy Statement, the Company’s Annual Report on Form 10-K for the year ended December 31, 2009.

THE COMPENSATION COMMITTEE:

E. Stewart Shea, III, Chairman

William H. Fenstermaker

O. Miles Pollard, Jr.

David H. Welch

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes the compensation earned or awarded for services rendered in all capacities by the Company’s Chief Executive Officer, Chief Financial Officer and by its three other most highly compensated Named Executive Officers for the years indicated.

Name and Principal Position	Year	Salary		Bonus		Stock Award(s) (1) (2)	Option Award(s) (1) (2)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non- Qualified Deferred Compensation Earnings	All Other Compensation		Total(9)

Daryl G. Byrd President and CEO	2009	$612,847		$700,000	(12)	$1,207,300	$478,920	N/A	N/A	$71,979	(3)	$3,071,046
	2008	$467,010		$325,000		$—	$—	N/A	N/A	$60,149		$852,159
	2007	$463,143		$—		$—	$757,809	N/A	N/A	$77,214		$1,298,166

Anthony J. Restel Sr. Executive Vice President and CFO	2009	$259,615	(10)	$225,000	(11)	$313,386	$200,276	N/A	N/A	$35,795	(4)	$1,034,072
	2008	$199,231	(10)	$100,000	(11)	$662,700	$—	N/A	N/A	$19,587		$981,518
	2007	$195,000		—		$239,498	$55,411	N/A	N/A	$15,896		$505,805

Michael J. Brown Vice-Chairman	2009	$373,500		$360,000		$244,935	$217,691	N/A	N/A	$74,417	(6)	$1,270,543
	2008	$312,692		$130,000		$662,700	$—	N/A	N/A	$65,078		$1,170,470
	2007	$308,077		$250,000	(5)	$1,042,924	$220,739	N/A	N/A	$136,704		$1,958,444

John R. Davis Sr. Executive Vice President	2009	$327,115		$250,000		$266,707	$235,106	N/A	N/A	$40,966	(7)	$1,119,894
	2008	$287,308		$115,000		$662,700	$—	N/A	N/A	$33,246		$1,098,254
	2007	$285,000		—		$409,480	$94,756	N/A	N/A	$35,833		$825,069

Jefferson G. Parker Vice-Chairman	2009	$110,769		$100,000		$953,400	$135,371	N/A	N/A	$14,925	(8)	$1,314,465

(1)	Represents the grant date fair value of awards granted during the year, calculated in accordance with FASB Topic 718. Assumptions used in determining the fair values for the awards are set forth in Footnote 16 of the company’s Annual Report on Form 10-K for the year ended December 31, 2009.
(2)	In accordance with the SEC’s changed reporting requirements we report all equity awards at full grant date fair value in the year awarded. Previously, we allocated the fair value of equity awards to reporting years in proportion to the awards’ vesting period. Prior years’ equity compensation data have been recalculated in accordance with the new rule.
(3)	All other compensation for Mr. Byrd includes dividends paid on unvested restricted stock of $40,030, a car allowance of $14,400, payment of social dues of $14,134, dividend equivalents on phantom stock value of $1,376, and other personal benefits of $2,039.
(4)	All other compensation for Mr. Restel includes dividends paid on unvested restricted stock of $24,824, personal use of a company vehicle of $4,280, dividend equivalents on phantom stock value of $5,166, and other personal benefits of $1,525.
(5)	Represents a one-time bonus of $250,000 paid to Mr. Brown in January 2007, in connection with his relocation from Louisiana to Arkansas and assumption of additional job responsibilities. In addition, the Company paid $64,891 in relocation expenses, including income tax gross-up, which are included in Other Compensation.
(6)	All other compensation for Mr. Brown includes dividends paid on unvested restricted stock of $44,203, personal use of a company vehicle of $3,695, payment of social dues of $18,817, dividend equivalents on phantom stock value of $5,166, and other personal benefits of $2,536.
(7)	All other compensation for Mr. Davis includes dividends paid on unvested restricted stock of $33,546, dividend equivalents on phantom stock value of $5,166, and other personal benefits of $2,254.
(8)	All other compensation for Mr. Parker includes dividends paid on unvested restricted stock of $14,925.
(9)	In 2009, salary and bonus as a percent of total compensation equated to 42.75%, 46.86%, 57.73%, 51.53% and 16.03% for Mr.’s Byrd, Restel, Brown, Davis and Parker, respectively.

(footnotes continued on following page)

(10)	Includes $7,800 and $3,300 in salary deferred under the Company’s Non-Qualified Deferred Compensation Plan in 2009 and 2008, respectively.
(11)	Includes $56,250 and $25,000 in bonus deferred under the Company’s Non-Qualified Deferred Compensation Plan in 2009 and 2008, respectively.
(12)	Includes a $100,000 contribution by the Company into Mr. Byrd’s Non-Qualified Deferred Compensation Plan account.

Grants of Plan-Based Awards

The following table provides information concerning grants of awards made to our Named Executive Officers during the year ended December 31, 2009:

The 2009 stock option grants and restricted stock awards to the Named Executive Officers were issued from our 2001, 2005 and 2008 Incentive Compensation Plans. Under these plans, equity-based awards vest on a “change-in-control” occurrence. Dividends are payable on all unvested restricted stock at the same rate paid on all other outstanding shares of our Common Stock. In 2009, we declared dividends payable in the amount of $1.36 per share. The 2009 grants of phantom stock units were issued under the Company’s Non-Qualified Deferred Compensation Plan. Additional units are credited equal to dividend equivalents. The phantom stock units also vest on a “change-in-control” occurrence.

Name	Grant Date	Estimated future payouts under Non- Equity Incentive Plan Awards	Estimated future payouts under Equity Incentive Plan Awards	All Other Stock Awards: Number of Shares or Units of Stock (#)		All Other Option Awards: Number of Securities Underlying Options (#)		Exercise or Base Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards ($)(4)

Daryl G. Byrd	5/5/2009	N/A	N/A	12,500	(1)	—		—	$598,875
	5/5/2009	N/A	N/A	1,338	(2)	—		—	$64,125
	12/29/2009	N/A	N/A	10,000	(3)	—		—	$544,300
	12/29/2009	N/A	N/A	—		27,500	(3)	$54.43	$478,920

Anthony J. Restel	1/30/2009	N/A	N/A	2,000	(1)	—		—	$84,780
	12/29/2009	N/A	N/A	4,200	(3)	—		—	$228,606
	12/29/2009	N/A	N/A	—		11,500	(3)	$54.43	$200,276

Michael J. Brown	12/29/2009	N/A	N/A	4,500	(3)	—		—	$244,935
	12/29/2009	N/A	N/A	—		12,500	(3)	$54.43	$217,671

John R. Davis	12/29/2009	N/A	N/A	4,900	(3)	—		—	$266,707
	12/29/2009	N/A	N/A	—		13,500	(3)	$54.43	$235,106

Jefferson G. Parker (5)	9/17/2009	N/A	N/A	20,000	(1)				$953,400
	9/17/2009	N/A	N/A	—		10,000	(1)	$47.67	$135,371

(footnotes on following page)

(1)	Restricted stock awards and stock option grants were issued under our 2001, 2005 and 2008 Incentive Compensation Plans. The stock option grants and shares of restricted stock vest over seven years in equal increments on the anniversary of the date of grant.
(2)	Phantom stock awards were issued under the Non-Qualified Plan and vest over seven years in equal increments beginning on the second anniversary of the date of grant.
(3)	Restricted stock awards and stock option grants were issued under our 2001, 2005 and 2008 Stock Incentive Plans. The stock option grants and shares of restricted stock vest over five years in equal increments on the anniversary of the date of grant.
(4)	For stock awards, this represents the grant date fair value based on a value of $13.5371 per share for grants on September 17, 2009 and $17.4153 per share for grants on December 29, 2009. For option awards, the fair value is based on the grant date fair value of our Common Stock.
(5)	Under the terms of Mr. Parker’s employment letter dated September 16, 2009, contingent upon continued employment Mr. Parker will be awarded additional Phantom Stock Awards and restricted stock in 2010. See the “Certain Transactions” section of this document for further information.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the outstanding equity based awards held by our Named Executive Officers as of December 31, 2009:

	Option Awards					Stock Awards
Name	Number of Shares Underlying Unexercised Options (#) Exercisable(1)	Number of Shares Underlying Unexercised Options (#) Unexercisable(1)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units that have not Vested (#)		Market Value of Shares that have not Vested(2)

Daryl G. Byrd	10,624	—		$11.000	Apr 17, 2010	2,676	(8)	$143,996
	25,000	—		$20.648	May 08, 2011	3,036	(9)	$163,367
	27,500	—		$22.880	Jan 11, 2012	5,893	(10)	$317,102
	31,250	—		$30.880	Mar 19, 2013	5,954	(11)	$320,385
	43,750	—		$48.448	Mar 16,2014	12,500	(24)	$672,625
	35,000	—		$47.488	Mar 21, 2015	10,000	(23)	$538,100
	10,985	14,645	(3)	$59.060	Feb 20, 2016	1,367	(25)	$73,584
	14,288	35,712	(4)	$57.310	Feb 26, 2017
	—	27,500	(7)	$54.430	Dec 29, 2019

Anthony J. Restel	1,250	—		$20.700	Mar 12, 2011	134	(12)	$7,211
	3,750	—		$22.880	Jan 11, 2012	357	(13)	$19,210
	5,625	—		$30.808	Mar 19, 2013	730	(10)	$39,281
	5,625	—		$43.992	Aug 17, 2014	1,231	(14)	$66,240
	4,206	—		$47.488	Mar 21, 2015	2,985	(19)	$160,623
	2,250	3,000	(5)	$57.660	Mar 3, 2016	8,571	(21)	$461,206
	1,045	2,611	(4)	$57.310	Feb 26, 2017	3,866	(22)	$208,004
	—	11,500	(7)	$54.430	Dec 29, 2019	2,000	(27)	$107,620
						4,200	(23)	$226,002

Michael J. Brown	13,750	—		$20.648	May 8, 2011	1,340	(15)	$72,105
	16,250	—		$22.880	Jan 11, 2012	1,698	(16)	$91,369
	18,125	—		$30.880	Mar 19, 2013	2,405	(10)	$129,413
	20,000	—		$45.600	Apr 29, 2014	2,709	(14)	$145,771
	13,871	—		$47.488	Mar 21, 2015	4,785	(18)	$257,481
	4,953	6,603	(5)	$57.660	Mar 3, 2016	5,103	(19)	$274,592
	2,200	5,500	(6)	$56.420	Jan 29, 2017	3,148	(20)	$169,394
	1,787	4,465	(4)	$57.310	Feb 26, 2017	8,571	(21)	$461,206
	—	12,500	(7)	$54.430	Dec 29, 2019	3,866	(22)	$208,004
						4,500	(23)	$242,145

John R. Davis	13,750	—		$20.648	May 8, 2011	1,339	(15)	$72,052
	16,250	—		$22.880	Jan 11, 2012	1,696	(16)	$91,262
	5,125	—		$30.880	Mar 19, 2013	2,405	(10)	$129,413
	20,000	—		$45.600	Apr 29, 2014	2,709	(14)	$145,771
	13,871	—		$47.488	Mar 21, 2015	5,103	(19)	$274,592
	4,953	6,603	(5)	$57.660	Mar 3, 2016	8,571	(21)	$461,206
	1,787	4,465	(4)	$57.310	Feb 26, 2017	3,866	(22)	$208,004
	—	13,500	(7)	$54.430	Dec 29, 2019	4,900	(23)	$263,669

Jefferson G. Parker	—	10,000	(26)	$47.67	Sep 17, 2019	20,000	(26)	$1,076,200

(1)	On December 30, 2005, the Board of Directors approved the immediate vesting of all unvested stock options awarded to all employees or our company. Shares unexercisable represent only shares granted in 2006, 2007, 2008 and 2009.
(2)	The fair market value of the Company’s Common Stock at the end of the fiscal year was $53.81 per share.
(3)	Shares vest equally over four years from February 20, 2010, through February 20, 2013.
(4)	Shares vest equally over five years from February 26, 2010, through February 26, 2014.
(5)	Shares vest equally over four years from March 3, 2010, through March 3, 2013.
(6)	Shares vest equally over five years from January 29, 2010, through January 29, 2014.
(7)	Shares vest equally over five years from December 29, 2010, through December 29, 2014.
(8)	Remaining unvested shares will vest on March 24, 2010.
(9)	Remaining unvested shares vested and will vest in one-half increments on each 16th of March for the years 2010 through 2011.
(10)	Remaining unvested shares will vest in one-third increments on each 21st of March for the years 2010 through 2012.
(11)	Remaining unvested shares vested and will vest in one-fourth increments on each 20th of February for the years 2010 through 2013.
(12)	Remaining unvested shares will vest on April 21, 2010.
(13)	Remaining unvested shares will vest in one-half increments on each 17th of August for the years 2010 through 2011.
(14)	Remaining unvested shares vested and will vest in one-fourth increments on each 3rd of March for the years 2010 through 2013.
(15)	Remaining unvested shares will vest May 9, 2010.
(16)	Remaining unvested shares will vest in one-half increments on each 29th of April for the years 2010 through 2011.
(17)	Remaining unvested shares will vest in one-half increments on each 29th of March for the years 2010 through 2011.
(18)	Remaining unvested shares vested and will vest in one-fifth increments on each 29th of January for the years 2010 through 2014.
(19)	Remaining unvested shares vested and will vest in one-fifth increments on each 26th of February for the years 2010 through 2014.
(20)	Remaining unvested shares will vest in one-fifth increments on each 21st of March for the years 2010 through 2014.
(21)	Remaining unvested shares will vest in one-sixth increments on each 17th of November for the years 2010 through 2015.
(22)	Remaining unvested units of phantom stock awards, including dividend equivalent units, will vest in one-sixth increments on each 17th of November for the years 2010 through 2015.
(23)	Remaining unvested shares will vest in one-fifth increments on each 29th of December for the years 2010 through 2014.
(24)	Remaining unvested shares will vest in one-seventh increments on each 5th of May for the years 2010 through 2016.
(25)	Remaining unvested units of phantom stock awards, including dividend equivalent units, will vest in one-sixth increments on each 5th of May for the years 2011 through 2016.
(26)	Remaining unvested shares will vest in one-seventh increments on each 17th of September for the years 2010 through 2016.
(27)	Remaining unvested shares vested and will vest in one-seventh increments on each 30th of January for the years 2010 through 2016.

Option Exercises and Stock Vested

The following table sets forth the amount realized by each Named Executive Officer as a result of the exercise of stock options and vesting of stock awards in 2009.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Daryl G. Byrd	10,097	$378,083	9,434	$409,437

Anthony J. Restel	—	—	2,890	$141,569

Michael J. Brown	34,250	$1,160,685	8,596	$397,650

John R. Davis	13,000	$303,251	7,009	$328,385

Jefferson G. Parker	—	—	—	—

NON-QUALIFIED DEFERRED COMPENSATION

We offer a select group of management and highly compensated key associates the right to participate in a non-qualified deferred compensation plan. Under the provisions of the plan, the participants may elect to defer up to 100% of their annual base salary or incentive compensation, including incentive bonuses, service bonuses, and commissions. The plan allows for discretionary employer contributions. The investment options available under the non-qualified deferred compensation plan are the same as those available under the Corporation’s 401(k) plan. Earnings are credited to the account based on the performance of the investment options selected. Participants vest immediately in their deferrals. As a general rule, payment terms of deferred amounts and investment options are determined by the participant during enrollment and are subject to a deferral of at least two years, except under certain qualifying events, including the participant’s separation from service, a change in control, an unforeseeable emergency, or death. Payment shall be made in a single lump sum payment or, in the event of a separation from service after reaching age 65, disability, or scheduled in-service distribution, in equal annual installments over the period specified by the participant, not to exceed five years. The following table shows certain information for Named Executive Officers under the Corporation’s non-qualified deferred compensation plan. Messrs. Byrd and Restel are the only Named Executive Officers currently participating in the Corporation’s non-qualified deferred compensation plan.

Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contribution in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)

Daryl G. Byrd	—	$100,000	$24,107	—	$124,107

Anthony J. Restel	$32,800	—	$11,580	—	$47,012

Michael J. Brown	—	—	—	—	—

John R. Davis	—	—	—	—	—

Jefferson G. Parker	—	—	—	—	—

(footnote on following page)

(1)	Mr. Restel’s contribution of $32,800 includes $7,800 in his base salary for 2009 and $25,000 in his bonus for 2008 as set forth in the “Summary Compensation Table.”

Equity Compensation Plan Information

The following table provides information concerning securities authorized for issuance under equity compensation plans, the weighted average price of such securities and the number of securities remaining available for future issuance, as of December 31, 2009.

Equity Compensation Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights (1)	Number of securities remaining and available for future issuance (2)

Plans approved by shareholders	1,807,930	(5)	$43.05	15,573
Plans not approved by shareholders (3) (4)	7,337		$49.65	—

Total	1,815,267		$43.08	15,573

(1)	Restricted stock shares were not included when calculating the weighted-average exercise price.
(2)	Remaining shares available for issuance include 331 shares under the 2001 Incentive Compensation Plan, 7,092 shares under the 2005 Incentive Compensation Plan and 8,150 shares under the 2008 Incentive Compensation Plan. Shares remaining to be issued under the 2001, 2005 and 2008 Incentive Compensation Plans can be issued either as a restricted stock grant or upon exercise of stock options issued subsequent to December 31, 2009.
(3)	The Supplemental Stock Option Plan of 1999 was established for the purpose of improving the growth and profitability of the Company and subsidiary companies by providing employees and consultants with a proprietary interest in the Company as an incentive to contribute to the success of the Company and to reward employees and consultants for outstanding performance and the attainment of targeted goals. The aggregate number of shares authorized for issuance pursuant to this plan was 31,248.
(4)	Stock Purchase Warrants are included in this total and represent warrants to purchase 4,875 shares of Common Stock at weighted average exercise price of $49.65. These warrants were assumed in connection with the acquisition of Alliance Bank of Baton Rouge in February 2004. No subsequent awards of such warrants may be made.
(5)	Number of securities includes 8,006, 129,759, 146,155 and 264,136 shares of unvested restricted stock granted under the Management Recognition & Retention Plan, 2001 Incentive Compensation Plan, 2005 Incentive Compensation Plan and 2008 Incentive Compensation Plan, respectively.

At a Special Meeting of Shareholders held on January 29, 2010, the shareholders approved the 2010 Stock Incentive Plan, which became effective immediately upon shareholder approval. A maximum of 500,000 shares of common stock may be made the subject of awards under the 2010 Stock Incentive Plan.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The Company provides benefits to the Named Executive Officers upon certain terminations of employment from the Company. These benefits are in addition to the benefits to which the executives would be entitled upon a termination of employment generally (i.e., vested retirement benefits accrued as of the date of termination, stock awards that have vested as of the date of termination and the right to elect continued health coverage pursuant to COBRA). The incremental benefits payable to the executives are described below:

We have entered into Change in Control Severance Agreements with members of senior management, including each of our Named Executive Officers other than Mr. Byrd. Except for these agreements, and our broad-based severance policy, none of our Named Executive Officers, other than President and Chief Executive Officer Byrd and Vice-Chairman Parker, have employment arrangements. Mr. Byrd’s employment agreement requires payment of compensation and/or benefits under various termination of employment situations. Mr. Parker’s employment letter guarantees employment for a three-year period other than termination for Just Cause. These agreements are described more fully in the Compensation Discussion and Analysis section of this Proxy Statement.

In 2000, we entered into separate Change in Control Severance Agreements with John R. Davis and Michael J. Brown providing for severance pay and benefits to the individual upon voluntary resignation within 30 days after a Change in Control of IBERIABANK Corporation, as defined, or if within three years of a Change in Control the individual resigns for Good Reason, as defined, or is terminated by the Company or its successor without Just Cause, as defined. In 2009, we entered into a separate Change in Control Severance Agreement with Jefferson G. Parker; and in 2006, we amended and restated the 2005 Change in Control Severance Agreement with Anthony J. Restel. The severance payment is 100% in the case of Mr. Davis, Mr. Brown, Mr. Parker and Mr. Restel, of each individual’s “Code Section 280G Maximum.” In addition, each will be entitled to continued medical and life benefits at our expense for 39 months following termination of employment. We will also make the individual whole for any excise tax imposed by the Internal Revenue Code with respect to any payments under the agreement. Each of these agreements was amended in 2008 to comply with the deferred compensation requirements of Internal Revenue Code section 409A.

As of December 31, 2009, Named Executive Officers held unexercisable options to purchase Common Stock and unvested shares of restricted Common Stock listed in the Outstanding Equity Awards table above.

The following table quantifies the estimated Change in Control payment that would have been payable to each Named Executive Officer assuming a Change in Control had occurred on December 31, 2009, and other requirements for payment had been met.

Name	Cash Severance	Stock Option Acceleration (1)	Restricted and Phantom Stock Acceleration (2)	Benefits (3)	Tax Payments (4)	Total

Daryl G. Byrd	$5,079,344	—	$2,229,267	$52,121	$2,573,351	$9,934,083

Anthony J. Restel	$820,647	—	$1,295,455	$43,863	$726,973	$2,886,938

Michael J. Brown	$2,160,795	—	$2,051,546	$45,873	$1,387,022	$5,645,236

John R. Davis	$2,256,991	—	$1,646,164	$49,205	$1,359,319	$5,311,679

Jefferson G. Parker	$1,133,225	$61,400	$1,181,022	$54,951	$842,957	$3,273,555

(1)	Assumes the immediate vesting of all unvested in-the-money stock options and the associated cash proceeds resulting from a same day sale exercise of only those previously unvested stock options using the fair market value of our Common Stock at December 31, 2009, of $53.81.
(2)	Assumes the immediate vesting of all unvested restricted and phantom stock upon a Change in Control using the fair market value of our Common Stock at December 31, 2009, of $53.81.
(3)	Represents the cost to continue medical insurance, life insurance and other benefits for a period of 39 months following termination.
(4)	Represents taxes associated with “excess parachute payments.” These taxes include any excise tax imposed under Section 4999 of the Internal Revenue Code as well as any federal, state or local tax resulting from the excise tax payment.

DIRECTOR COMPENSATION

The following table provides information concerning the fees and other compensation of the Board of Directors for the year ended December 31, 2009:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)(3)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($) (2)	Total ($)

William H. Fenstermaker	$34,500	$45,170	N/A	N/A	N/A	$2,610	$82,280

E. Stewart Shea III	$30,000	$45,170	N/A	N/A	N/A	$2,610	$77,780

Elaine D. Abell	$30,000	$45,170	N/A	N/A	N/A	$2,610	$77,780

Harry V. Barton, Jr.	$30,000	$45,170	N/A	N/A	N/A	$2,610	$77,780

Ernest P. Breaux, Jr.	$30,000	$45,170	N/A	N/A	N/A	$2,610	$77,780

John N. Casbon	$30,000	$45,170	N/A	N/A	N/A	$2,610	$77,780

O. Miles Pollard, Jr.	$30,000	$45,170	N/A	N/A	N/A	$2,610	$77,780

David H. Welch	$30,000	$45,170	N/A	N/A	N/A	$2,421	$77,591

Jefferson G. Parker (4)	$22,500	$45,170	N/A	N/A	N/A	$1,285	$68,955

(1)	Represents the grant date fair value of restricted stock awards granted in 2009.
(2)	Represents dividends paid on shares of restricted common stock unvested as of the dividend payment date.
(3)	Each outside director was granted 1,000 shares of restricted stock on June 15, 2009. Awards become vested and non-forfeitable in three equal annual installments as of the Annual Shareholder’s Meetings subsequent to the date of the award.
(4)	Mr. Parker resigned from the Board of Directors on September 17, 2009 to take employment as an executive officer of the Company. See “Certain Transactions.”

Cash and Stock Payments. Each director who is not employed (referred to as outside directors or non-management directors) is paid a fee of $2,500 per month, except for the Chairman who receives a fee of $2,875 per month. Members of the Board of Directors receive no additional compensation for their participation on any committee or for other services as our directors.

During 2009, the Compensation Committee authorized each outside director to receive 1,000 shares of restricted stock (which were valued based on the closing price of the common stock as of the date of the award of $45.17). All of these shares of restricted stock will vest over a three-year period, and the total value of these awards will generally be allocated over these three-year vesting periods. The Company did not issue any stock options or non-equity incentive compensation to any member of its Board of Directors. In addition, the Company does not sponsor a defined benefit pension plan and has not paid other forms of compensation as defined in Item 402(j) to its Board of Directors during 2009.

The Compensation Committee annually reviews and makes recommendations regarding director compensation. These recommendations are based upon, among other things, the Committee’s consideration of compensation paid to directors of comparable financial institutions.

Other Benefits. Our Bylaws require us to indemnify our directors and officers to the fullest extent permitted by law so that they will be free from undue concern about personal liability in connection with their service to IBERIABANK Corporation. We also provide our directors with customary directors and officers liability insurance.

EXECUTIVE OFFICERS

The Board elects executive officers annually following the Annual Meeting of Shareholders to serve until the meeting of the Board following the next annual meeting. The following table sets forth the name of each executive officer and the principal position he or she holds.

Name	Age	Position
Daryl G. Byrd	55	President and Chief Executive Officer
Anthony J. Restel	40	Senior Executive Vice President and Chief Financial Officer
Michael J. Brown	46	Vice-Chairman and Chief Operating Officer
Jefferson G. Parker	57	Vice-Chairman and Managing Director of Brokerage, Trust and Wealth Management
John R. Davis	49	Senior Executive Vice President Mergers and Acquisitions/Finance and Investor Relations and Director of Finance Strategy and Mortgage
Michael A. Naquin	49	Senior Executive Vice President and Director of Retail Segment and Facilities
Elizabeth A. Ardoin	41	Executive Vice President and Director of Communications
George J. Becker III	69	Executive Vice President and Director of Corporate Organization
Barry F. Berthelot	60	Executive Vice President and Director of Organizational Development
James B. Gburek	59	Executive Vice President and Chief Risk Officer
H. Gregg Strader	51	Executive Vice President and Chief Credit Officer

DARYL G. BYRD has served as our President since 1999 and as Chief Executive Officer since 2000. He also serves as President and Chief Executive Officer of each of our subsidiary financial institutions.

ANTHONY J. RESTEL has served as Senior Executive Vice President and Chief Financial Officer since February 2005. Mr. Restel was hired as Vice President and Treasurer in 2001 and previously served as Chief Credit Officer of each of our subsidiary financial institutions.

MICHAEL J. BROWN has served as Senior Executive Vice President since 2001. In September 2009, Mr. Brown was appointed Vice-Chairman and Chief Operating Officer. Mr. Brown is responsible for management of all of our banking markets.

JEFFERSON G. PARKER has served as our Vice-Chairman and Managing Director of Brokerage, Trust, and Wealth Management since September 2009. From 1976 to 2009, Mr. Parker worked for Howard Weil, Inc., an energy research and investment-banking boutique serving institutional investors. He served as President of Howard Weil from 2004 to 2009. Upon his employment by the Company, Mr. Parker resigned as a member of our Board of Directors.

JOHN R. DAVIS has served as Senior Executive Vice President – Mergers and Acquisitions/Finance and Investor Relations since 2001. He also serves as Director of Finance Strategy and Mortgage.

MICHAEL A. NAQUIN has served as Senior Executive Vice President since March 2004. He also serves as Director of Retail Segment and Facilities.

ELIZABETH A. ARDOIN joined the Company in 2002 as Senior Vice President and Director of Communications. In 2005, she was promoted to Executive Vice President continuing to serve in the same capacity for the organization.

GEORGE J. BECKER III served as Executive Vice President and Director of Organizational Development from 2005 until 2007. In 2007, he assumed the position of Director of Corporate Operations. Mr. Becker, a Certified Public Accountant, also serves as Secretary of IBERIABANK Corporation and each of its subsidiaries.

BARRY F. BERTHELOT joined the Company in 2010 as Executive Vice President and Director of Organizational Development. From 1997 - 2009, he served as President of the Acadiana commercial bank market for JP Morgan Chase.

JAMES B. GBUREK serves as Executive Vice President and Chief Risk Officer responsible for managing internal and external risks. He joined the Company in 2009. From July 2008 to February 2009, he was Executive Vice President and Chief Lending Officer for Trident National Bank (In Organization). Prior to that time, he worked for Wachovia Corporation for 24 years, where he last served as Managing Director of the Latin American Group in the Corporate and Investment Bank.

H. GREGG STRADER has served as Executive Vice President and Chief Credit Officer since December 2009. Mr. Strader previously served as our Senior Credit Officer and led our Special Assets Department and our Business Credit Services group. Prior to joining the Company in July 2009, he worked for Wachovia Corporation in a number of various senior credit roles for 23 years. From April 2005 until May of 2008, he served as Chief Real Estate Risk Officer for Wachovia Corporation.

CERTAIN TRANSACTIONS

Our directors, executive officers, and members of their families, as well as companies with whom they or their families are associated, were customers of our subsidiary financial institutions in the ordinary course of business during 2009. All loans and commitments to them by our subsidiary financial institutions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectability or present other unfavorable features.

Edward C. Abell, Jr. is the husband of Elaine D. Abell, a director of IBERIABANK Corporation and its financial institution subsidiaries, and is an attorney with the Onebane Law Firm, which the Company and IBERIABANK retained during 2009 and expects to retain from time to time during 2010. In the year ended December 31, 2009, the Onebane Law Firm received fees of approximately $266,715 for these legal services. The total legal fees paid to the Onebane Law Firm during 2009 did not exceed 5% of the law firm’s gross revenues for that year.

On September 17, 2009, we announced that our Compensation Committee had approved the employment of Jefferson G. Parker to serve as Vice Chairman and Manager of Brokerage, Trust and Wealth Management. Mr. Parker is employed for a minimum of three years, commencing on his date of hire, subject to termination for just cause after a reasonable opportunity to cure. Upon his employment, Mr. Parker resigned as a member of our Board of Directors, a position he had held since 2001.

Under an employment letter, Mr. Parker receives an annual base salary of $400,000. Mr. Parker also receives: (i) an award of 20,000 restricted shares of common stock, which will vest over seven years. (ii) An award of 7,500 restricted shares, subject to a seven-year vesting period. (iii) Options to purchase 10,000 shares of common stock, which will vest over a seven-year period. (iv) A phantom stock award with a target value of $425,000 awarded on January 1, 2010. The award vests equally over a six-year period commencing with the second anniversary of the date of the award. (v) A phantom stock award with a target value of $100,000, which will vest equally over a six-year period commencing with the second anniversary of the date of the award. (vi) Eligibility to participate in our incentive compensation program under which discretionary bonuses may be awarded based on individual and company performance for a prior fiscal year. Mr. Parker’s annual cash bonus paid on March 15, 2010, for 2009 performance was $100,000. (vii) A Change in Control Severance Agreement under which Mr. Parker would be entitled to severance pay and benefits upon voluntary resignation within 30 days after a change in control, as defined, or within three years of a change in control if he resigns for good reason, as defined, or is terminated by us or our successor without just cause, as defined. The severance payment is 100% of Mr. Parker’s Code Section 280G maximum, as defined. In addition, he would be entitled to continued medical and life benefits at our expense for 39 months following termination. We would make Mr. Parker whole for any excise tax imposed by the Internal Revenue Code with respect to any severance payments. (viii) Eligibility to participate in all other employee pension and welfare benefit plans and other plans, benefits and privileges offered to our executives and other employees commensurate with his status.

PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS

The Audit Committee of the Board of Directors, subject to shareholder ratification, currently intends to appoint the firm of Ernst & Young LLP, independent certified public accountants, to serve as our principal auditors and to perform the audit of the financial statements for the fiscal year ending December 31, 2010, and further directed that the selection of auditors be submitted for ratification by the shareholders at the Meeting.

Representatives of Ernst & Young LLP will be present at the meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate shareholder questions.

Shareholder ratification of the selection of Ernst & Young LLP as our independent public accountants is not required by our Bylaws or other applicable legal requirements. However, the Audit Committee is submitting the selection of Ernst & Young LLP to the shareholders for ratification as a matter of good corporate practice. In the event shareholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in our and the shareholders’ best interests.

Audit Fees and Other Matters

Ernst & Young LLP provided audit services to us consisting of the annual audit of our 2008 and 2009 consolidated financial statements contained in our Annual Reports on Form 10-K and reviews of the financial statements contained in our Quarterly Reports on Form 10-Q for 2008 and 2009. In connection with the December 2008 offering of securities on Form S-3, Ernst & Young LLP provided additional audit services to us consisting of comfort letters and consents. Ernst & Young LLP did not provide any services related to the financial information systems design/implementation or internal audit outsourcing to us during 2008 and 2009.

The following table shows the aggregate fees incurred by us for professional services performed by Ernst & Young LLP in fiscal years 2008 and 2009.

Fee Category	Fiscal Year 2008	% of Total	Fiscal Year 2009	% of Total
Audit Fees(1)	$874,860	100%	$994,206	71%
Audit-related Fees	—	—	—	—
Tax Fees	—	—	—	—
All Other Fees	—	—	410,811	29%

Total Fees	$874,860	100%	$1,405,017	100%

(1)	Fees include reimbursement of expenses incurred.

Audit Fees – These are fees related to professional services rendered in connection with the audit of our annual financial statements, reviews of the financial statements included in each of our Quarterly Reports on Form 10-Q, comfort letters and consents, and accounting consultations that relate to the audited financial statements and are necessary to comply with generally accepted auditing standards.

Audit-related Fees – These fees consist primarily of audits of employee benefit plans and consultations regarding accounting and financial reporting.

Tax Fees – These are fees billed for professional services related to tax compliance, tax advice and tax planning, including services provided in connection with assistance in the preparation and filing of tax returns.

All Other Fees – These are fees for all other permissible services that do not meet the above category descriptions. For 2009, these fees were related to forensic accounting work in connection with the acquisition of certain assets and liabilities of a failed financial institution.

Pre-approval Policy

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of Ernst & Young LLP. The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee or the Chairman of the Audit Committee may also pre-approve particular services on a case-by-case basis. Pre-approved services for 2008 consisted of comfort letters and consents provided in connection with the December 2008 offering of securities on Form S-3. During 2009, pre-approved services consisted of additional financial accounting and forensic accounting work in connection with the acquisition of certain assets and liabilities of a failed financial institution. These are included in the Audit Fees described above.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE COMPANY’S SHAREHOLDERS VOTE “FOR” RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors is composed of three non-employee directors. The Board has made a determination that the members of the Audit Committee satisfy the listing standards of NASDAQ as to independence, financial literacy and experience. The responsibilities of the Audit Committee are set forth in the Charter of the Audit Committee, as adopted by the Board of Directors of the Company. This is a report on the Committee’s activities relating to fiscal year 2009.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements for fiscal year 2009 with the Company’s management, including a discussion of the quality, not just the acceptability, of the accounting principles, underlying estimates and significant judgments used in the financial statements. Management has the responsibility for the preparation of the Company’s financial statements. Management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles.

The Audit Committee reviewed the audited financial statements with the independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of those statements with generally accepted accounting principles, and discussed with the independent registered public accounting firm their judgments as to the quality, not just the acceptability, of the Company’s accounting principles. The Audit Committee also discussed with the independent accounting firm the matters required to be discussed by Statement on Auditing Standards No. 114, “The Auditor’s Communication With Those Charged With Governance”, as currently in effect.

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Rule 3526, “Communication with Audit Committee Concerning Independence”, of the Public Company Accounting Oversight Board, as currently in effect, and the Audit Committee has discussed with the independent registered public accounting firm its independence.

The Audit Committee also considered the compatibility of non-audit services with the independent registered public accounting firm’s independence. In assessing requests for services by the independent registered public accounting firm, the Audit Committee considers whether the independent registered public accounting firm is likely to provide the most effective and efficient services based upon their familiarity with the Company and whether the services could enhance the Company’s ability to manage or control risk or improve audit quality.

The Audit Committee discussed with the Company’s internal auditors and the independent registered public accounting firm the overall scope and plans for their respective audits. The Committee met with the internal auditors and the independent registered public accounting firm, with and without management present, to discuss the results of their audits, their evaluations of the Company’s systems of internal controls and the overall quality and adequacy of the Company’s financial reporting. The Audit Committee discussed with management, the internal auditors and the independent registered public accounting firm the internal audit function’s organization, responsibilities, budget and staffing. Both the internal auditors and independent registered public accounting firm have unrestricted access to the Audit Committee. The Audit Committee held 14 meetings during fiscal year 2009.

The Audit Committee received reports throughout the year on the Company’s internal controls for compliance with the requirements of Section 404 of the Sarbanes-Oxley Act of 2002 and the rules promulgated there under. The Audit Committee will continue to obtain updates by management on the process and has reviewed management’s and the independent registered auditors’ evaluation of the Company’s system of internal controls included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2009, filed with the Securities and Exchange Commission (“SEC”).

The Audit Committee, or its Chairman, met with, or held telephonic discussions with, the independent registered public accounting firm and management prior to the release of the Company’s quarterly and annual financial information or the filing of any such information with the SEC. In reliance on the reviews and discussions referred to above, the Audit Committee also recommended that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2009, for filing with the SEC. Subject to shareholder ratification, the Audit Committee currently intends to appoint the independent registered public accounting firm Ernst & Young LLP for the fiscal year ending December 31, 2010.

THE AUDIT COMMITTEE:

Harry V. Barton, Jr., Chairman

O. Miles Pollard, Jr.

David H. Welch

SHAREHOLDER PROPOSALS

Any proposal which a shareholder wishes to have included in the proxy materials relating to the next annual meeting of shareholders must be in compliance with Rule 14a-8 under the 1934 Act and received at our principal executive offices, 200 West Congress Street, Lafayette, Louisiana 70501, Attention: George J. Becker III, Secretary, no later than November 30, 2010. With respect to the 2011 annual meeting, if we are not provided notice of a shareholder proposal by such date, it will not be included in our proxy statement and form of proxy.

Shareholder proposals which are not submitted for inclusion in our proxy materials may be brought before an annual meeting pursuant to Article 9D of our Articles of Incorporation, which provides that the shareholder must give timely notice thereof in writing to our Secretary, setting forth as to each matter the shareholder proposes to bring before the annual meeting (a) a brief description of the proposal desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on our books, of the shareholder proposing such business and, to the extent known, any other shareholders known by such shareholder to be supporting such proposal, (c) the class and number of shares of our capital stock which are beneficially owned by the shareholder on the date of such shareholder notice and, to the extent known, by any other shareholders known by such shareholder to be supporting such proposal on the date of such shareholder notice, and (d) any financial interest of the shareholder in such proposal (other than interests which all shareholders would have). To be timely with respect to the annual meeting of shareholders to be held in 2011, a shareholder’s notice must be delivered to, or mailed and received at, our principal executive offices no later than 60 days prior to the anniversary date of the immediately preceding annual meeting of shareholders, or March 5, 2011. With respect to the 2011 annual meeting, if we do not receive a shareholder’s notice by such date, proxy holders will be allowed to use their discretionary authority to vote on such proposal without any discussion of the matter in the proxy statement.

In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder’s notice as described above.

OTHER MATTERS

Management is not aware of any business to come before the meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting as to which proxies in the accompanying form confers discretionary authority; the persons named therein will vote such proxies as determined by a majority of the Board of Directors.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2009, AS FILED WITH THE SEC, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, IBERIABANK CORPORATION, 200 WEST CONGRESS STREET, 12TH FLOOR, LAFAYETTE, LOUISIANA 70501.

By Order of the Board of Directors

George J. Becker III
Secretary

Lafayette, Louisiana

March 30, 2010

Important Notice Regarding the Availability of Proxy Materials for the

2010 Annual Meeting of Shareholders to be held on May 4, 2010

This Notice and Proxy Statement, the Company’s 2009 Annual Report to Stockholders and the Company’s

Annual Report on Form 10-K for the year ended December 31, 2009 are available electronically at

http://www.iberiabank.com/pdf/proxy2010.pdf

REVOCABLE PROXY

IBERIABANK Corporation

ANNUAL MEETING OF SHAREHOLDERS

May 4, 2010

10:00 a.m., Central Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder(s) of IBERIABANK Corporation (the “Company”) as of March 17, 2010, hereby appoint(s) E. Stewart Shea III and George J. Becker III, or either of them, with full powers of substitution, as attorneys and proxies to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held at the Windsor Court Hotel (La Chinoiserie - 23rd Floor), 300 Gravier Street, New Orleans, Louisiana, on Tuesday, May 4, 2010, at 10:00 a.m., Central Time, and at any adjournment thereof, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED

POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA

THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

À	FOLD AND DETACH HERE	À

IBERIABANK Corporation — ANNUAL MEETING, MAY 4, 2010

YOUR VOTE IS IMPORTANT!

Proxy Materials are available on-line at:

http://www.iberiabank.com/pdf/proxy2010.pdf

You can vote in one of three ways:

1.	Call toll free 1-866-289-1750 on a Touch-Tone Phone. There is NO CHARGE to you for this call.

or

2.	Via the Internet at https://www.proxyvotenow.com/ibkc and follow the instructions.

or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

3802

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY IBERIABANK Corporation	Annual Meeting of Shareholders MAY 4, 2010

	For	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

Nominees for a three-year term expiring in 2013:

(01) Elaine D. Abell,            (02) William H. Fenstermaker,

(03) O. Miles Pollard Jr.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name or number in the space provided below.

Please be sure to date and sign this proxy card in the box below.	Date

Sign above

	For	Against	Abstain
2. Ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for 2010.	☐	☐	☐
3. In their discretion, on other business as may properly come before the Annual Meeting.

The Board of Directors recommends a vote “FOR” proposals 1 and 2 listed above.

Mark here if you plan to attend the Annual Meeting.			☐

Mark here for address change and note change below.			☐

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. SHARES WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS, AND, IF ANY OTHER BUSINESS IS PRESENTED AS TO WHICH THIS PROXY CONFERS DISCRETIONARY AUTHORITY, AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS. YOU MAY REVOKE THIS PROXY AT ANY TIME BEFORE THE TIME IT IS VOTED AT THE ANNUAL MEETING.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. WHEN SIGNING IN A REPRESENTATIVE CAPACITY, PLEASE GIVE TITLE. WHEN SHARES ARE HELD JOINTLY, EACH HOLDER MAY SIGN BUT ONLY ONE HOLDER NEED SIGN.

IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW

FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL

¿	¿

PROXY VOTING INSTRUCTIONS

Shareholders of record have three ways to vote:

1. By Mail; or

2. By Telephone (using a Touch-Tone Phone); or

3. By Internet.

A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3 a.m., Eastern Time, May 4, 2010. It is not necessary to return this proxy if you vote by telephone or Internet.

Vote by Telephone Call Toll-Free on a Touch-Tone Phone anytime prior to 3:00 a.m., Eastern Time, May 4, 2010. 1-866-289-1750	Vote by Internet anytime prior to 3:00 a.m., Eastern Time, May 4, 2010 go to: https://www.proxyvotenow.com/ibkc

Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

ON-LINE PROXY MATERIALS:	http://www.iberiabank.com/pdf/proxy2010.pdf

Your vote is important!

REVOCABLE PROXY

IBERIABANK Corporation

ANNUAL MEETING OF SHAREHOLDERS

May 4, 2010

10:00 a.m., Central Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder(s) of IBERIABANK Corporation (the “Company”) as of March 17, 2010, hereby appoint(s) E. Stewart Shea III and George J. Becker III, or either of them, with full powers of substitution, as attorneys and proxies to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held at the Windsor Court Hotel (La Chinoiserie - 23rd Floor), 300 Gravier Street, New Orleans, Louisiana, on Tuesday, May 4, 2010, at 10:00 a.m., Central Time, and at any adjournment thereof, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present.

401(k)

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED

POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA

THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

À	FOLD AND DETACH HERE	À

IBERIABANK Corporation — ANNUAL MEETING, MAY 4, 2010

YOUR VOTE IS IMPORTANT!

Proxy Materials are available on-line at:

http://www.iberiabank.com/pdf/proxy2010.pdf

You can vote in one of three ways:

1.	Call toll free 1-866-289-1750 on a Touch-Tone Phone. There is NO CHARGE to you for this call.

or

2.	Via the Internet at https://www.proxyvotenow.com/ibkc and follow the instructions.

or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

3802/7428

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY IBERIABANK Corporation	Annual Meeting of Shareholders MAY 4, 2010

	For	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

Nominees for a three-year term expiring in 2013:

(01) Elaine D. Abell,            (02) William H. Fenstermaker,

(03) O. Miles Pollard Jr.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name or number in the space provided below.

401(k)

Please be sure to date and sign this proxy card in the box below.	Date

Sign above

	For	Against	Abstain
2. Ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for 2010.	☐	☐	☐

3. In their discretion, on other business as may properly come before the Annual Meeting.

The Board of Directors recommends a vote “FOR” proposals 1 and 2 listed above.

Mark here if you plan to attend the Annual Meeting.			☐

Mark here for address change and note change below.			☐

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. SHARES WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS, AND, IF ANY OTHER BUSINESS IS PRESENTED AS TO WHICH THIS PROXY CONFERS DISCRETIONARY AUTHORITY, AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS. YOU MAY REVOKE THIS PROXY AT ANY TIME BEFORE THE TIME IT IS VOTED AT THE ANNUAL MEETING.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. WHEN SIGNING IN A REPRESENTATIVE CAPACITY, PLEASE GIVE TITLE. WHEN SHARES ARE HELD JOINTLY, EACH HOLDER MAY SIGN BUT ONLY ONE HOLDER NEED SIGN.

IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW

FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL

¿	¿

PROXY VOTING INSTRUCTIONS

Shareholders of record have three ways to vote:

1. By Mail; or

2. By Telephone (using a Touch-Tone Phone); or

3. By Internet.

A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3 a.m., Eastern Time, May 4, 2010. It is not necessary to return this proxy if you vote by telephone or Internet.

Vote by Telephone Call Toll-Free on a Touch-Tone Phone anytime prior to 3:00 a.m., Eastern Time, May 4, 2010. 1-866-289-1750	Vote by Internet anytime prior to 3:00 a.m., Eastern Time, May 4, 2010 go to: https://www.proxyvotenow.com/ibkc

Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

ON-LINE PROXY MATERIALS:	http://www.iberiabank.com/pdf/proxy2010.pdf

Your vote is important!

REVOCABLE PROXY

IBERIABANK Corporation

ANNUAL MEETING OF SHAREHOLDERS

May 4, 2010

10:00 a.m., Central Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder(s) of IBERIABANK Corporation (the “Company”) as of March 17, 2010, hereby appoint(s) E. Stewart Shea III and George J. Becker III, or either of them, with full powers of substitution, as attorneys and proxies to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held at the Windsor Court Hotel (La Chinoiserie - 23rd Floor), 300 Gravier Street, New Orleans, Louisiana, on Tuesday, May 4, 2010, at 10:00 a.m., Central Time, and at any adjournment thereof, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present.

MRRP

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED

POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA

THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

Ä	FOLD AND DETACH HERE	Ä

IBERIABANK Corporation — ANNUAL MEETING, MAY 4, 2010

YOUR VOTE IS IMPORTANT!

Proxy Materials are available on-line at:

http://www.iberiabank.com/pdf/proxy2010.pdf

You can vote in one of three ways:

1.	Call toll free 1-866-289-1750 on a Touch-Tone Phone. There is NO CHARGE to you for this call.

or

2.	Via the Internet at https://www.proxyvotenow.com/ibkc and follow the instructions.

or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

3802/7429

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY IBERIABANK Corporation	Annual Meeting of Shareholders MAY 4, 2010

	For	Withhold All	For All Except
1. Election of directors	☐	☐	☐

Nominees for a three-year term expiring in 2013:

(01) Elaine D. Abell,            (02) William H. Fenstermaker,

(03) O. Miles Pollard Jr.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name or number in the space provided below.

MRRP

Please be sure to date and sign this proxy card in the box below.	Date

Sign above

	For	Against	Abstain
2. Ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for 2010.	☐	☐	☐
3. In their discretion, on other business as may properly come before the Annual Meeting.

The Board of Directors recommends a vote “FOR” proposals 1 and 2 listed above.

Mark here if you plan to attend the Annual Meeting.			☐

Mark here for address change and note change below.			☐

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. SHARES WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS, AND, IF ANY OTHER BUSINESS IS PRESENTED AS TO WHICH THIS PROXY CONFERS DISCRETIONARY AUTHORITY, AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS. YOU MAY REVOKE THIS PROXY AT ANYTIME BEFORE THE TIME IT IS VOTED AT THE ANNUAL MEETING.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. WHEN SIGNING IN A REPRESENTATIVE CAPACITY, PLEASE GIVE TITLE. WHEN SHARES ARE HELD JOINTLY, EACH HOLDER MAY SIGN BUT ONLY ONE HOLDER NEED SIGN.

IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW

FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL

Ã	Ã

PROXY VOTING INSTRUCTIONS

Shareholders of record have three ways to vote:

1. By Mail; or

2. By Telephone (using a Touch-Tone Phone); or

3. By Internet.

A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3 a.m., Eastern Time, May 4, 2010. It is not necessary to return this proxy if you vote by telephone or Internet.

Vote by Telephone Call Toll-Free on a Touch-Tone Phone anytime prior to 3:00 a.m., Eastern Time, May 4, 2010. 1-866-289-1750	Vote by Internet anytime prior to 3:00 a.m., Eastern Time, May 4, 2010 go to: https://www.proxyvotenow.com/ibkc

Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

ON-LINE PROXY MATERIALS:	http://www.iberiabank.com/pdf/proxy2010.pdf

Your vote is important!

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY IBERIABANK Corporation

ANNUAL MEETING OF SHAREHOLDERS

May 4, 2010

The undersigned shareholder(s) of IBERIABANK Corporation (the “Company”) as of March 17, 2010, hereby appoint(s) E. Stewart Shea III and George J. Becker III, or either of them, with full powers of substitution, as attorneys and proxies to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held at the Windsor Court Hotel (La Chinoiserie - 23rd Floor), 300 Gravier Street, New Orleans, Louisiana, on Tuesday, May 4, 2010, at 10:00 a.m., Central Time, and at any adjournment thereof, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present.

If voting by mail, please be sure to sign and date this Proxy in the box below.	Date

Shareholder sign above

	For	Withhold	For All Except
1. Election of Directors	☐	☐	☐
Nominees for a three-year term expiring in 2013: Elaine D. Abell, William H. Fenstermaker, and O. L. Pollard Jr.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

	For	Against	Abstain
2. Ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for 2010.	☐	☐	☐

3. In their discretion, on other business as may properly come before the Annual Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. SHARES WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS, AND, IF ANY OTHER BUSINESS IS PRESENTED AS TO WHICH THIS PROXY CONFERS DISCRETIONARY AUTHORITY, AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS. YOU MAY REVOKE THIS PROXY AT ANY TIME BEFORE THE TIME IT IS VOTED AT THE ANNUAL MEETING.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. WHEN SIGNING IN A REPRESENTATIVE CAPACITY, PLEASE GIVE TITLE. WHEN SHARES ARE HELD JOINTLY, EACH HOLDER MAY SIGN BUT ONLY ONE HOLDER NEED SIGN.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2 LISTED ABOVE.

Ã	Detach above card, sign, date and mail in postage paid envelope provided.	Ã

IBERIABANK Corporation

PLEASE COMPLETE, DATE, SIGN AND MAIL THE INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Important Notice Regarding the Availability of Proxy materials for the Annual Meeting of Shareholders to be held on May 4, 2010 is available electronically at http://www.iberiabank.com/pdf/proxy2010.pdf

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.